Exhibit 4.6

SERIES B PREFERRED SHARE PURCHASE AGREEMENT

THIS SERIES B PREFERRED SHARE PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of April 28, 2006 by and among Thinkplus Investments Limited, a company organized under the laws of the Cayman Islands (the “Company”); Worksoft Creative Software Technology Co., Ltd. , a limited liability company established under the laws of the PRC and a wholly-owned subsidiary of the Company (the “PRC Subsidiary”); WorkSoft Creative Software Technology Limited, a company organized under the laws of the British Virgin Islands (the “BVI Subsidiary”); Worksoft Creative Software Technology, Inc., a corporation organized and existing under the laws of Delaware (the “U.S. Subsidiary”); those certain holders of the ordinary shares of the Company listed in Schedule A hereto (collectively, the “Seller Parties”, and each, a “Seller Party”); and those investors listed in Schedule B hereto (collectively, the “Investors”, and each, an “Investor”).

WorkSoft Japan, Inc., a company limited by shares organized under the laws of Japan (the “Japan Subsidiary”), the PRC Subsidiary, BVI Subsidiary and U.S. Subsidiary are collectively referred to herein as the “Subsidiaries” and each, a “Subsidiary”. The Company and the Subsidiaries are referred to collectively herein as the “Group Companies”, and each, a “Group Company”.

RECITALS

A. The PRC Subsidiary is a wholly foreign-owned enterprise established on July 2, 2004 and has its principal place of business at 3/F, Building 8, Zhongguancun Software Park, Haidian District, Beijing 100094, China;

B. The BVI Subsidiary was incorporated on August 6, 2004 and has its principal place of business at 3/F, Building 8, Zhongguancun Software Park, Haidian District, Beijing 100094, China;

C. The Japan Subsidiary was established on March 18, 2002 and has its principal place of business at 16-20, Shibaura 3-chome, Minato-ku, Tokyo, Japan 150-0036;

D. The U.S. Subsidiary was established on November 29, 2005 and has its principal place of business at 76 Arcadia Avenue, Santa Clara, California 95051, USA;

E. The Group Companies are engaged in the business and activities set forth in the Company’s most recent budget as approved by the Board of Directors of the Company (the “Board”) and in the Company’s latest business plan, written copies of both of which have been delivered to the Investors (the “Business”);

F. On February 25, 2005, the Company, certain of the Subsidiaries, certain shareholders of the Company and certain Investors entered into several agreements regarding the issuance and sale of the Company’s Series A Preferred Shares; and

G. The Company desires (i) to issue and sell to the Investors, and the Investors desire to purchase from the Company, Series B-1 preferred shares, par value US$0.001 per share, of the Company (the “Series B-1 Preferred Shares”) and Series B-2 preferred shares, par value US$0.001 per share, of the Company (the “Series B-2 Preferred Shares”), and (ii) to reserve for issuance Series B-3 preferred shares, par value US$0.001 per share, of the Company (the “Series B-3 Preferred Shares”) pursuant to the terms of the Investor Warrants (as those terms are defined herein), respectively, on the terms and conditions set forth in this Agreement (the Series B-1 Preferred Shares, Series B-2 Preferred Shares and Series B-3 Preferred Shares collectively referred to herein as the “Series B Preferred Shares”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Term	Section Defined
Act	3.2
Action	3.10
Affiliate	3.20
Amended and Restated Shareholders Agreement	3.2
Ancillary Documents	3.4
Associate	3.20
Balance Sheet Date	3.16
Board	RECITAL E
Business	RECITAL E
Centre	8.14
CFC	3.19
Circular 75	3.11
Closing	2.1
Constitutional Documents	3.12
Conversion Shares	1.2
Disclosure Schedule	3
Dispute Notice	8.14
Employee Securities	3.2
Financial Statements	3.16
Financing Documents	3.4
Governmental Authority	3.8
Group Company Contracts	3.12
Investor Warrants	3.2
Law	3.11
material	3.9
Material Adverse Effect	3.1
Ordinary Shares	3.2
PFIC	3.19
Proceeds	5.1
Proprietary Assets	3.8
Purchase Price	1.2
Registered Intellectual Property	3.8
Request for Consultation	8.14
Restated Articles	1.1
SEC	3.2
Series A Preferred Shares	3.2
Series B Preferred Shares	RECITAL G
Series B-1 Preferred Shares	RECITAL G
Series B-2 Preferred Shares	RECITAL G
Series B-3 Preferred Shares	RECITAL G
US GAAP	3.16

2

1.	AGREEMENT TO PURCHASE AND SELL SHARES

1.1. Authorization. As of the Closing, the Company will have authorized the issuance, pursuant to the terms and conditions of this Agreement, of 2,990,000 Series B-1 Preferred Shares, 6,380,188 Series B-2 Preferred Shares and 1,000,000 Series B-3 Preferred Shares, having the rights, preferences, privileges and restrictions as set forth in the Amended and Restated Memorandum of Association and Articles of Association of the Company attached hereto as Exhibit A (the “Restated Articles”).

1.2. Agreement to Purchase and Sell. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Investor, and each Investor hereby agrees to purchase from the Company, on the date of the Closing, Series B-1 Preferred Shares at a price of US$2.20 per shares and Series B-2 Preferred Shares at a price per share of US$2.8996 per share in the amounts set forth adjacent to such Investor’s name in Schedule B hereto, amounting to an aggregate purchase price of twenty-five million seventy-eight thousand U.S. dollars (US$25,078,000) (the “Purchase Price”). The ordinary shares of the Company issuable upon conversion of the Series B Preferred Shares will be collectively hereinafter referred to as the “Conversion Shares”. The Purchase Price shall be paid by wire transfer of funds to a designated account of the Company, provided that wire transfer instructions are delivered to the Investors at least five (5) business days prior to the Closing.

2.	CLOSINGS; DELIVERY

2.1. Closing. Subject to the fulfillment of the conditions to closing as set forth in Section 6, the sale of the Series B Preferred Shares hereunder shall be held at the offices of O’Melveny and Myers LLP in Beijing, China, on May 15, 2006 or at such other time and place as the Company and the Investors may mutually agree upon (the “Closing”).

2.2. Delivery. At the Closing, the Company will deliver to the Investors the Series B-1 Preferred Shares and Series B-2 Preferred Shares purchased hereunder against the payment of the Purchase Price.

3.	REPRESENTATIONS AND WARRANTIES OF THE GROUP COMPANIES AND THE SELLER PARTIES.

The Group Companies (other than the Japan Subsidiary), jointly and severally; the Seller Parties, severally but not jointly, hereby represent and warrant to the Investors, except

3

as set forth in the Disclosure Schedule (the “Disclosure Schedule”) attached to this Agreement as Exhibit B (which Disclosure Schedule shall be deemed a part of the representations and warranties to such Investors), as of the date hereof and as of the date of the Closing hereunder, as follows:

3.1. Organization, Standing and Qualification. Each Group Company is duly organized, validly existing and in good standing (or equivalent status in the relevant jurisdiction) under, and by virtue of, the laws of the place of its incorporation or establishment and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted, and to perform each of its obligations hereunder and under any agreement contemplated hereunder to which it is a party. Each Group Company is qualified to do business and is in good standing (or equivalent status in the relevant jurisdiction) in each jurisdiction where failure to be so qualified would have a material adverse effect on the business (as presently conducted), properties, assets, condition (financial or otherwise), or results of operation of any Group Company (a “Material Adverse Effect”).

3.2. Capitalization.

(a) Authorized Share Capital. Immediately prior to the Closing, the authorized share capital of the Company consists of the following: (i) A total of 70,000,000 authorized ordinary shares, par value US$0.001 per share (the “Ordinary Shares”), of which 8,610,000 are issued and outstanding; (ii) 7,175,000 Series A Preferred Shares, par value US$0.001 per share (the “Series A Preferred Shares”), all of which are issued and outstanding, (iii) 2,990,000 Series B-1 Preferred Shares, par value US$0.001 per share, none of which are issued and outstanding, (iv) 6,380,188 Series B-2 Preferred Shares, par value US$0.001 per share, none of which are issued and outstanding; and (v) 1,000,000 Series B-3 Preferred Shares, par value US$0.001 per share, none of which are issued and outstanding.

(b) Options, Warrants, Reserved Shares. The Company has reserved sufficient number of Ordinary Shares for issuance upon the conversion of the Series B Preferred Shares. Except for (i) the conversion privileges of the Series A Preferred Shares, (ii) the conversion privileges of the Series B Preferred Shares, (iii) the preemptive rights provided in the Amended and Restated Shareholders Agreement to be entered into at the Closing in the form attached hereto as Exhibit C (the “Amended and Restated Shareholders Agreement”), (iv) 1,867,500 Ordinary Shares (and options and warrants therefor) as of the date of this Agreement, and 2,467,500 Ordinary Shares (and options and warrants therefor) as of the date of the Closing, reserved for issuance to employees pursuant to the employee equity incentive plans approved by the Board, (v) as provided in the Amended and Restated Memorandum of Association and Articles of Association of the Company effective on the date of this Agreement and, as of the Closing, in the Restated Articles, (vi) the conversion privileges provided in the Investor Warrants to be entered into at the Closing between the Company and each Investor in the form attached hereto as Exhibit D (“Investor Warrants”), and (vii) as contemplated elsewhere herein, including, without limitation, the Disclosure Schedule, there are no options, warrants, conversion privileges or other rights, or agreements with respect to the issuance thereof, presently outstanding to purchase any of the shares of the Company. Apart from the exceptions noted in this Section 3.2 and the Amended and Restated Shareholders Agreement, no shares (including the Series B Preferred Shares and the Conversion Shares) of the Company’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by the Company, are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of the Company or any other person).

4

(c) Outstanding Security Holders. A complete and current list of all outstanding shareholders, option holders and other security holders of the Company as of the date hereof is set forth in Section 3.2(c) of the Disclosure Schedule, indicating the type and number of shares, options, warrants or other securities held by each such shareholder, option holder, warrant holder or other security holder, and the exercise price and date of grant for any options or warrants.

(d) Capitalization and Shareholdings. Intentionally Omitted.

(e) Lock-Up. As of the Closing, all outstanding securities of the Company, including, without limitation, all outstanding share capital of the Company, all shares of the Company issuable upon the conversion or exercise of all convertible or exercisable securities and all other securities that the Company is obligated to issue, will have been subject to a one hundred eighty (180) day “market stand-off” restriction upon an initial public offering of the Company’s securities pursuant to a registration statement filed with the Securities and Exchange Commission (“SEC”) pursuant to the United States Securities Act of 1933, as amended (the “Act”), in a form substantially identical to Section 2.13 of the Amended and Restated Shareholders Agreement.

(f) Section 3.2(f) of the Disclosure Schedule sets forth a complete list of each security of the Company owned by any officer, director or employee of the Group Companies, or by any Affiliate or any member of the immediate family of any such individual (the “Employee Securities”). The vesting schedule set forth in Section 9.4 of the Amended and Restated Shareholders Agreement shall apply to all of the Employee Securities. Except as set forth in the Disclosure Schedule, no share plan, share purchase, share option or other agreement or understanding between the Company and any holder of any securities or rights exercisable or convertible for securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of the occurrence of any event.

3.3. Subsidiaries; Group Structure.

(a) Except for the BVI Subsidiary, one hundred percent (100%) of the equity interest of which is owned by the Company, the PRC Subsidiary, one hundred percent (100%) of the equity interest of which is owned by the Company, the Japan Subsidiary, fifty-one percent (51%) of the equity interest of which is owned by the Company, and the U.S. Subsidiary, one hundred percent (100%) of the equity interest of which is owned by the Company, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association, or other entity. None of the Subsidiaries has any subsidiaries, nor does any of the Subsidiaries own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association or other entity, nor does any of the Subsidiaries maintain any offices or branches or subsidiaries except for its offices indicated in the Recitals.

(b) As of the Closing, each Subsidiary shall possess all requisite approvals, permits and licenses for the conduct of the Business as currently conducted and for the ownership and operation of its assets and property.

5

(c) There are no options, warrants, conversion privileges or other rights, or agreements with respect to the issuance thereof, presently outstanding to purchase any of the equity interest in any of the Subsidiaries.

3.4. Due Authorization. All corporate or other action on the part of each Seller Party and Group Company (as applicable, its respective officers, directors and shareholders) necessary for (i) the authorization, execution and delivery of, and the performance of all obligations of the Group Companies and the Seller Parties under, this Agreement, the Amended and Restated Shareholders Agreement, and any other agreements to which it is a party and the execution of which is contemplated hereunder (the “Ancillary Documents”, and collectively with this Agreement and the Amended and Restated Shareholders Agreement, the “Financing Documents”), and (ii) the authorization, issuance, reservation for issuance and delivery of all of the Series B Preferred Shares being sold under this Agreement and of the Ordinary Shares issuable upon conversion of such Series B Preferred Shares has been taken or will be taken prior to the Closing. Each of the Financing Documents is a valid and binding obligation of the Group Companies and the Seller Parties enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar Laws affecting creditors’ rights generally and to general equitable principles.

3.5. Valid Issuance of Series B Preferred Shares.

(a) The Series B Preferred Shares and the Conversion Shares, when issued, sold and delivered in accordance with the terms of this Agreement will be duly and validly issued, fully paid and nonassessable.

(b) The outstanding capital shares of the Company are duly and validly issued, fully paid and nonassessable, and all outstanding shares, options, warrants and other securities of the Company have been issued in full compliance with the requirements of all applicable securities Laws and regulations including, to the extent applicable, the registration and prospectus delivery requirements of the Act, or in compliance with applicable exemptions therefrom, and all other provisions of applicable securities Laws and regulations, including, without limitation, anti-fraud provisions.

3.6. Minute Books. The Company has delivered copies of its most recent budget as approved by the Board and its latest business plan to the Investors. The minute books of each Group Company have been made available to the Investors and such minutes books contain a complete summary of all meetings and actions taken by directors and shareholders or owners of such Group Company since its time of formation, and reflect all transactions referred to in such minutes accurately in all material respects. All Board and shareholder resolutions, charter documents (and any amendments thereto) and any other required filings of the Company have been duly filed with the registrar of companies of the Cayman Islands within the required deadlines for such filings under Cayman Islands Law.

3.7. Title to Properties and Assets. Each Group Company has good and marketable title to its properties and assets held in each case subject to no mortgage, pledge, lien, encumbrance, security interest or charge of any kind. With respect to the property and assets it leases, each Group Company is in compliance with such leases and, to the best of its and each Seller Party’s knowledge, such Group Company holds valid leasehold interests in such assets free of any liens, encumbrances, security interests or claims of any party other than the lessors of such property and assets.

6

3.8. Status of Proprietary Assets. For purposes of this Agreement, (i) “Proprietary Assets” shall mean all patents, patent applications, trademarks, service marks, trade names, domain names, copyrights, copyright registrations and applications and all other rights corresponding thereto, inventions, databases and all rights therein, all computer software including all source code, object code, firmware, development tools, files, records and data, including all media on which any of the foregoing is stored, formulas, designs, trade secrets, confidential and proprietary information, proprietary rights, know-how and processes, and all documentation related to any of the foregoing; and (ii) “Registered Intellectual Property” means all Proprietary Assets of any Group Company, wherever located, that is the subject of an application, certificate, filing, registration or other document issued by, filed with or recorded by any Governmental Authority. “Governmental Authority” means any nation or government or any province or state or any other political subdivision thereof, or any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, agency, department, board, commission or instrumentality or any political subdivision thereof, any court, tribunal or arbitrator, and any self-regulatory organization. Each Group Company (i) has independently developed and owns (or can obtain on commercially reasonable terms) free and clear of all claims, security interests, liens or other encumbrances, or (ii) has (or can obtain on commercially reasonable terms) a valid right or license to use all Proprietary Assets, including Registered Intellectual Property, necessary and appropriate for its business as now conducted, the lack of which could reasonably be expected to have a Material Adverse Effect, and without any conflict with or infringement of the rights of others. Section 3.8 of the Disclosure Schedule contains a complete list of all Registered Intellectual Property of each Group Company. There are no outstanding options, licenses, agreements or rights of any kind granted by any Group Company or any other party relating to any Group Company’s Proprietary Assets, nor is any Group Company bound by or a party to any options, licenses, agreements or rights of any kind with respect to the Proprietary Assets of any other person or entity, except, in either case, for standard end-user agreements with respect to commercially readily available intellectual property such as “off the shelf” computer software, agreements with its employees or consultants, support/maintenance agreements or agreements entered into in the ordinary course of business of such Group Company. No Group Company or Seller Party has received any written communications alleging that it has violated or, by conducting its business, would violate any Proprietary Assets of any other person or entity, nor, to the best knowledge of the Group Companies and the Seller Parties, is there any reasonable basis therefor. To the best knowledge of each Group Company and each Seller Party, none of the Seller Parties nor any of the current or former officers, employees or consultants of any Group Company (at the time of their employment or engagement by a Group Company) has been or is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his, her or its best efforts to promote the interests of such Group Company or that would conflict with the business of such Group Company as presently conducted or that would prevent such officers, employees or consultants from assigning to such Group Company inventions conceived or reduced to practice in connection with services rendered to such Group Company. Neither the execution nor delivery of any of the Financing Documents, nor the carrying on of the business of any Group Company by its employees, nor the conduct of the business of any Group Company as presently conducted, will, to the best knowledge of each Group Company and Seller Party, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. Each Group Company and Seller Party believes that it will not

7

be necessary to utilize without proper authorization any inventions of any of the Group Companies’ employees (or people the Group Companies currently intend to hire) made prior to or outside the scope of their employment by the relevant Group Company. No government funding, facilities of any educational institution or research center, or funding from third parties has been used in the development of any Proprietary Assets of any Group Company.

3.9. Material Contracts and Obligations. All agreements, contracts, leases, licenses, instruments, commitments (oral or written), indebtedness, liabilities and other obligations to which each Group Company is a party or by which it is bound that (i) are material to the conduct and operations of its business and properties, (ii) involve any of the officers, consultants, directors, employees or shareholders of the Group Company; or (iii) materially obligate such Group Company to share, license or develop any product or technology are listed in Section 3.9 of the Disclosure Schedule and have been made available for inspection by the Investors and their counsel. For purposes of this Section 3.9, “material” shall mean (i) having an aggregate value, cost or amount, or imposing liability or contingent liability on any Group Company, in excess of one hundred thousand U.S. dollars (US$100,000) or granting rights or imposing obligations that extend for more than one year beyond the date of this Agreement, (ii) not being terminable upon thirty (30) days notice without incurring any material penalty or obligation, (iii) containing exclusivity, non-competition, or similar clauses that impair, restrict or impose conditions on any Group Company’s right to offer or sell products or services in specified areas, during specified periods, or otherwise, (iv) not being in the ordinary course of business, (v) transferring or licensing any Proprietary Assets to or from any Group Company (other than licenses granted in the ordinary course of business or licenses from commercially readily available “off the shelf” computer software) or (vi) an agreement the termination of which would be reasonably likely to have a Material Adverse Effect.

3.10. Litigation. There is no action, suit, proceeding, claim, arbitration or investigation (“Action”) pending (or, to the best knowledge of each Group Company and Seller Party, currently threatened) against any of the Group Companies, any Group Company’s activities, properties or assets or, to the best of each Group Company’s and Seller Party’s knowledge, against any officer, director or employee of each Group Company in connection with such officer’s, director’s or employee’s relationship with, or actions taken on behalf of any Group Company, or otherwise. To the best knowledge of each Group Company and Seller Party, there is no factual or legal basis for any such Action that is likely to result, individually or in the aggregate, in a Material Adverse Effect. By way of example, but not by way of limitation, there are no Actions pending against any of the Group Companies or, to the best knowledge of each Group Company and Seller Party, threatened against any of the Group Companies, relating to the use by any employee of any Group Company of any information, technology or techniques allegedly proprietary to any of their former employers, clients or other parties. None of the Group Companies is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or Governmental Authority and there is no Action by any Group Company currently pending or which it intends to initiate. There is no Action pending, threatened or contemplated by any Group Company against any person or entity, including without limitation present or former employees of any Group Company.

3.11. Compliance with Laws; Consents and Permits.

(a) None of the Group Companies is in violation of any applicable Law of any Governmental Authority in respect of the conduct of its business or the

8

ownership of its properties. All consents, permits, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings by or with any Governmental Authority or any third party which are required to be obtained or made by each Group Company and each Seller Party in connection with the consummation of the transactions contemplated hereunder shall have been obtained or made prior to and be effective as of the Closing. “Law” means any constitutional provision, statute or other law, rule, regulation, official policy or interpretation of any Governmental Authority.

(b) Each Group Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as currently conducted, the absence of which would be reasonably likely to have a Material Adverse Effect. None of the Group Companies is in default under any of such franchises, permits, licenses or other similar authority. Each Group Company and each Seller Party has taken, or is in the process of taking, all reasonable steps to comply with, and to cause compliance by all PRC residents or PRC citizens who are shareholders or option holders of such Group Company or who are owners or controlling persons of such Seller Party with, Circular Hui Fa (2005) No. 75 issued by the State Administration of Foreign Exchange on October 21, 2005 (“Circular 75”), including without limitation, cause such shareholder, option holders, owner or controlling person that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under Circular 75.

3.12. Compliance with Other Instruments and Agreements. None of the Group Companies is in, nor shall the conduct of its business as currently conducted result in, violation, breach or default of any term of its memorandum of association, articles of association, business license, certificate of incorporation or other constitutional documents of the respective Group Company (the “Constitutional Documents”), or in any material respect of any term or provision of any mortgage, indenture, contract, agreement or instrument to which any Group Company is a party or by which it or any or its assets or properties is bound (the “Group Company Contracts”), or of any provision of any judgment, decree, order, statute, rule or regulation applicable to or binding upon the Group Company, except where such violation, breach of default would not have a Material Adverse Effect. None of the activities, agreements, commitments or rights of any Group Company is ultra vires, unauthorized or otherwise outside of the business scope of any Group Company as set forth in its Constitutional Documents. The execution, delivery and performance of and compliance with this Agreement and the other Ancillary Documents and the consummation of the transactions contemplated hereby and thereby will not result in any such violation, breach or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under any Group Company’s Constitutional Documents or any Group Company Contract, or, to the best knowledge of each Group Company and Seller Party, a violation of any Laws, or an event which results in the creation of any material lien, charge or encumbrance upon any asset of any Group Company. None of the Group Companies is aware of any material default by any other party to any Group Company Contract or any condition existing that with notice or lapse of time or both would constitute a material default, or give any person or entity the right to declare a material default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, a Group Company Contract.

3.13. Disclosure. Each Group Company and Seller Party has fully provided the Investors with all the information that the Investors have requested for deciding whether to purchase the Series B Preferred Shares and all information that each of the Group

9

Companies and the Seller Parties believes is necessary to enable the Investors to make such decision. No representation or warranty by any Group Company or Seller Party in this Agreement and no information or materials provided by any Group Company or Seller Party to the Investor in writing in connection with the negotiation or execution of this Agreement or any agreement contemplated hereby, when taken as a whole, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading.

3.14. Registration Rights. Except as provided in the Amended and Restated Shareholders Agreement, none of the Group Companies or the Seller Parties have granted or agreed to grant any person or entity any registration rights (including piggyback registration rights) with respect to, nor is the Company obliged to list, any of the Company’s shares (or the equity interest in any of the Subsidiaries) on any securities exchange. Except as contemplated under this Agreement and the Ancillary Documents, there are no voting or similar agreements which relate to the share capital of the Company or the equity interests of any other Group Company.

3.15. Financial Advisor Fees. Except for the retention of The Hina Group as the Company’s financial advisor, there exists no agreement or understanding between any Group Company or any of its affiliates and any investment bank or other financial advisor under which such Group Company may owe any brokerage, placement or other fees relating to the offer or sale of the Series B Preferred Shares.

3.16. Financial Statements.

(a) The Company has delivered to the Investors the unaudited consolidated balance sheet, income statement and cash flow statement for the Group Companies for the fiscal year ending on December 31, 2005 and the unaudited consolidated balance sheet of the Group Companies dated as of March 31, 2006 (the foregoing financial statements and any notes thereto are hereinafter referred to as the “Financial Statements” and March 31, 2006 as the “Balance Sheet Date”). Such Financial Statements shall be (a) in accordance with the books and records of the Group Companies, (b) true, correct and complete and present fairly the financial condition of the Group Companies at the date or dates therein indicated and the results of operations for the period or periods therein specified, and (c) have been prepared in accordance with United States Generally Accepted Accounting Principles (“US GAAP”) applied on a consistent basis, except as to the unaudited consolidated financial statements, for the omission of notes thereto and normal year-end audit adjustments. Specifically, but not by way of limitation, the respective balance sheets of the Financial Statements disclose all of the respective Group Company’s material debts, liabilities and obligations of any nature, whether due or to become due, as of their respective dates (including, without limitation, absolute liabilities, accrued liabilities, and contingent liabilities) to the extent such debts, liabilities and obligations are required to be disclosed in accordance with US GAAP.

(b) Each Group Company has good and marketable title to all assets set forth on the balance sheets of the respective Financial Statements, in each case subject to no material mortgage, pledge, lien, lease, encumbrance or charge, other than (i) liens for current taxes not yet due and payable, or (ii) liens imposed by Law and incurred in the ordinary course of business for obligations not past due, and except for such assets as have been spent, sold or transferred in the ordinary course of business since their respective

10

dates. Except as disclosed in the Financial Statements, none of the Group Companies or Seller Parties is a guarantor or indemnitor of any indebtedness of any other person or entity. Each Group Company has maintained a standard system of accounting established and administered in accordance with generally accepted accounting principles as required in the jurisdiction where it is incorporated.

3.17. Activities Since Balance Sheet Date. Since the Balance Sheet Date, with respect to any Group Company, there has not been:

(a) any change in the assets, liabilities, financial condition or operating results of such Group Company from that reflected in the Financial Statements, except changes that are in the ordinary course of business.

(b) any material change in the contingent obligations of such Group Company by way of guarantee, endorsement, indemnity, warranty or otherwise;

(c) any damage, destruction or loss, whether or not covered by insurance, which would be reasonably likely to have a Material Adverse Effect.

(d) any waiver by such Group Company or any Seller Party of a valuable right or of a material debt;

(e) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by such Group Company, except such satisfaction, discharge or payment made in the ordinary course of business;

(f) any material change or amendment to any Group Company Contract except for changes or amendments which are expressly provided for or disclosed in this Agreement;

(g) any material change in any compensation arrangement or agreement with any present or prospective employee, contractor or director;

(h) any sale, assignment or transfer of any Proprietary Assets or other material intangible assets of such Group Company;

(i) any resignation or termination of any officer or key employee of such Group Company, including any of the Founders;

(j) any mortgage, pledge, transfer of a security interest in, or lien created by such Group Company or any Seller Party, with respect to any of such Group Company’s properties or assets, except liens for taxes not yet due or payable;

(k) any debt, obligation, or liability incurred, assumed or guaranteed by such Group Company in excess of ten thousand U.S. dollars (US$10,000) individually or in excess of twenty-five thousand U.S. dollars (US$25,000) in the aggregate;

(l) any declaration, setting aside or payment or other distribution in respect of any of such Group Company’s share capital, or any direct or indirect redemption, purchase or other acquisition of any of such share capital by such Group Company;

11

(m) any failure to conduct business in the ordinary course, consistent with such Group Company’s past practices;

(n) any transactions with any of its officers, directors or employees, or any members of their immediate families, or any entity controlled by any of such individuals;

(o) any other event or condition of any character which could reasonably be expected to have a Material Adverse Effect; or

(p) any agreement or commitment by such Group Company or any Seller Party to do any of the things described in this Section 3.17.

3.18. Liabilities. Except as reflected in the Financial Statements or as set forth in the Disclosure Schedule, no Group Company has any indebtedness for borrowed money that it has directly or indirectly created, incurred, assumed, or guaranteed, or with respect to which the Group Company has otherwise become directly or indirectly liable.

3.19. Tax Matters.

(a) The provisions for taxes in the respective Financial Statements are adequate for the payment of all accrued and unpaid applicable taxes of the covered Group Company, whether or not assessed or disputed as of the date of each such balance sheet. Each Group Company has filed all applicable tax returns required to be filed thereby and such returns are true and complete in all material respects, and all taxes, assessments, fees, and other governmental charges upon or payable by such Group Company, or upon any of its properties, income, or franchises, shown in its returns to be due and payable, have been paid. None of the Group Companies’ income tax returns or franchise tax or sales or use tax returns has ever been audited by Governmental Authorities. Since the Balance Sheet Date, none of the Group Companies has incurred any taxes, assessments or charges from any Governmental Authority other than in the ordinary course of business and each Group Company has made adequate provisions on its books of account for all taxes, assessments and charges from any Governmental Authority with respect to its business, properties and operations for such period.

(b) The Company and each Group Company was not a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the Internal Revenue Code of 1986, as amended (the “Code”) for the 2005 taxable year and each does not anticipate that it will be a PFIC for the current taxable year or any future taxable year. Except as set forth in Section 3.19(b) of the Disclosure Schedule, none of the direct, indirect, or deemed owners of the Ordinary Shares of the Company are “United States persons” as described in Section 7701(a)(30) of the Code.

(c) The Company and each Group Company is treated as a corporation for U.S. federal income tax purposes.

3.20. Interested Party Transactions. No Seller Party nor any officer or director of a Group Company or any “Affiliate” or “Associate” (as those terms are defined in Rule 405 promulgated under the Act) of any such person has any agreement (whether oral or written), understanding, proposed transaction with, or is indebted to, any Group Company, nor is any Group Company indebted (or committed to make loans or extend or guarantee

12

credit) to any of such persons (other than for accrued salaries, reimbursable expenses or other standard employee benefits). To the best knowledge of each Group Company and each Seller Party, no officer or director of a Group Company has any direct or indirect ownership interest in any firm or corporation with which a Group Company is affiliated or with which a Group Company has a business relationship, or any firm or corporation that competes with a Group Company. No Seller Party nor any Affiliate or Associate of any officer or director of a Group Company is directly or indirectly interested in any material contract with a Group Company. No Seller Party nor any officer or director of a Group Company or any Affiliate or Associate of any such person has had, either directly or indirectly, a material interest in: (a) any person or entity which purchases from or sells, licenses or furnishes to a Group Company any goods, property, intellectual or other property rights or services; or (b) any contract or agreement to which a Group Company or any Seller Party is a party or by which it may be bound or affected. There is no agreement between any Seller Party and any other shareholder with respect to the ownership or control of any Group Company.

3.21. Environmental and Safety Laws. None of the Group Companies is in violation of any applicable Law relating to the environment or occupational health and safety and no material expenditures are or will be required in order to comply with any such existing Law.

3.22. Employee Matters. The Group Companies have complied in all material aspects with all applicable employment and labor Laws. The Group Companies are not aware that any officer or key employee intends to terminate their employment with any Group Company, nor does any Group Company have a present intention to terminate the employment of any officer or key employee. The Group Companies are not party to or bound by any currently effective employment contract, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. Each current and former employee, officer, director and consultant of the Group Companies has duly executed a Probationary Contract, Job Acceptance Agreement, Non-disclosure and Non-competition Agreement, Competitive Restriction Agreement, Employment Contract with Salary Agreement and Non-disclosure and Non-competition Agreement, Temporary Labor Agreement or Training Contract as set forth in Section 3.22 of the Disclosure Schedule, the form of such agreements which have been provided to the Investor (the “Labor Agreements”), and neither the Group Companies nor the Seller Parties is aware, after reasonable investigation, that any of such current and former employees, officers, directors or consultants are in violation thereof.

3.23. Exempt Offering. Based in part on the representations and warranties of the Investors set forth in Section 4 below, the offer, sale and issuance of the Series B Preferred Shares under this Agreement are exempt from the registration requirements of the Act and from the registration or qualification requirements of any other applicable securities Laws of any Governmental Authority, and the issuance of Ordinary Shares upon conversion of the Series B Preferred Shares in accordance with the Restated Articles, will be exempt from such registration or qualification requirements.

3.24. No Other Business. The Company was formed solely to acquire and hold an equity interest in the Subsidiaries and since its formation has not engaged in any business and has not incurred any liability in the course of its business of acquiring and holding its equity interest in the Subsidiaries. The Group Companies are engaged solely in the Business and have no other activities.

13

3.25. Other Representations and Warranties Relating to the PRC Subsidiary.

(a) The Constitutional Documents and certificates of the PRC Subsidiary are valid and have been duly approved or issued (as applicable) by competent PRC Governmental Authorities.

(b) All consents, approvals, authorizations or licenses required under PRC Law for the due and proper establishment and operation of the PRC Subsidiary have been duly obtained from the relevant PRC Governmental Authorities and are in full force and effect.

(c) All filings and registrations with the PRC Governmental Authorities required in respect of the PRC Subsidiary and its operations, including but not limited to the registrations with the Ministry of Commerce (or any of its predecessors), the State Administration of Industry and Commerce, the State Administration for Foreign Exchange, tax bureau, customs authorities, product registration authorities, and PRC health regulatory authorities have been duly completed in accordance with the relevant rules and regulations.

(d) The registered capital of the PRC Subsidiary is fully paid up. The Company legally and beneficially owns 100% of the equity interest in the PRC Subsidiary. There are no outstanding rights, or commitments made by the Company to sell any of its equity interest in the PRC Subsidiary.

(e) the PRC Subsidiary is not in receipt of any letter or notice from any relevant Governmental Authority notifying revocation of any permits or licenses issued to it for noncompliance or the need for compliance or remedial actions in respect of the activities carried out directly or indirectly by it.

(f) The PRC Subsidiary has been conducting and will conduct its business activities within the permitted scope of business as set forth on its business license and on its foreign-invested enterprise approval certificate as currently in effect, copies of which have been provided to the Investors, and is otherwise operating its business in full compliance with all relevant legal requirements and with all requisite licenses, permits and approvals granted by competent PRC Governmental Authorities.

(g) In respect of approvals, licenses or permits requisite for the conduct of any part of the business of the PRC Subsidiary which are subject to periodic renewal, neither the Group Companies nor any Seller Party has any valid reason to believe that such requisite renewals will not be timely granted by the relevant PRC Governmental Authorities.

(h) With regard to employment and staff or labor management, the PRC Subsidiary has complied with all applicable PRC Laws in all material respects, including without limitation, Laws pertaining to welfare funds, social benefits, medical benefits, insurance, retirement benefits, and pensions, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(i) All PRC regulatory and corporate authorizations and approvals, where applicable, have been obtained in respect of the transactions contemplated herein, and such authorizations and approvals currently are, or will be as of the Closing, valid and subsisting at PRC Law and in accordance with their respective terms.

14

3.26. Insurance. Each Group Company has in full force and effect fire and casualty insurance policies sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

4.	REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each Investor represents and warrants to the Company as follows:

4.1. Authorization. Such Investor has all requisite power, authority and capacity to enter into this Agreement and the Ancillary Documents to which such Investor is a named party, and to perform its obligations under this Agreement and the Ancillary Documents to which such Investor is a named party. This Agreement has been duly authorized, executed and delivered by such Investor. This Agreement and the Ancillary Documents, when executed and delivered by such Investor, will constitute valid and legally binding obligations of such Investor, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar Laws affecting creditors’ rights generally and to general equitable principles.

4.2. Purchase for Own Account. The Series B Preferred Shares and the Conversion Shares will be acquired for such Investor’s own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to any of the Series B Preferred Shares or Conversion Shares.

4.3. Exempt from Registration; Restricted Securities. Such Investor understands that the Series B Preferred Shares and the Conversion Shares will not be registered under the Act or registered or listed publicly pursuant to any other applicable securities Laws, on the ground that the sale provided for in this Agreement is exempt from registration under the Act or the registration or listing requirements of any other applicable securities Laws, and that the reliance of the Company on such exemption is predicated in part on such Investor’s representations set forth in this Agreement. Such Investor understands that the Series B Preferred Shares and the Conversion Shares are restricted securities within the meaning of Rule 144 under the Act; that the Series B Preferred Shares and the Conversion Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

4.4. Legends. Such Investor understands and agrees that the certificates evidencing the Series B Preferred Shares or the Conversion Shares, or any other securities issued in respect of the Series B Preferred Shares or the Conversion Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required by the Amended and Restated Shareholders Agreement or under applicable state securities Laws):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

15

4.5. Representations by Non-U.S. Persons. If an Investor is not a United States person, such Investor’s subscription and payment for, and such Investor’s continued beneficial ownership of, the Series B Preferred Shares and the Conversion Shares will not violate any applicable securities or other Laws of such Investor’s jurisdiction.

5.	COVENANTS OF THE GROUP COMPANIES AND THE SELLER PARTIES.

Each of the Group Companies and the Seller Parties covenants to the Investors as follows:

5.1. Use of Proceeds from the Sale of Series B Preferred Shares. The proceeds to the Company from the sale of the Series B Preferred Shares (the “Proceeds”) shall be used to repurchase Ordinary Shares from Team Dragon International Limited pursuant to that certain Letter Agreement in the form attached hereto as Exhibit E, for business expansion, capital expenditures and general working capital in connection with the Business.

5.2. Business of the Company. The business of the Company shall be restricted to the holding, management and disposition of equity interest in the Subsidiaries.

5.3. Business of the Subsidiaries. The business of the Subsidiaries shall be restricted to the Business.

5.4. Directors of the Subsidiaries. The Board of Directors of each of the Subsidiaries, other than the Japan Subsidiary, shall have the same composition as the Board of Directors of the Company.

5.5. Equity Compensation. The Company shall not directly or indirectly issue Ordinary Shares, share options or other forms of equity of the Company to employees, directors or consultants except in accordance the equity incentive plans approved by the Board of Directors of the Company and by the Investors.

5.6. Confidentiality, Non-compete and Invention Assignment Agreement. The Group Companies shall cause (i) all of their respective current and future employees and consultants to enter into Confidentiality and Invention Assignment Agreements in form and substance satisfactory to the Investors, and (ii) all of their respective employees to enter into standard Employment Agreements, including customary non-competition and non-solicitation terms, in form and substance satisfactory to the Investors.

16

5.7. Additional Covenants. Except as required by this Agreement, no resolution of the directors, owners, members, partners or shareholders of any of the Group Companies shall be passed, nor shall any contract or commitment be entered into, in each case, prior to the Closing without the prior written consent of the Investors, except that the Group Companies may carry on the Business in the same manner as heretofore and may pass resolutions and enter into contracts for so long as they are effected in the ordinary course of business.

If at any time before the Closing, any of the Group Companies or Seller Parties comes to know of any material fact or event which:

(a) is materially inconsistent with any of the representations and warranties given by the Group Companies or the Seller Parties, and/or

(b) is reasonably likely to result in any material fact warranted to be materially misleading, and/or

(c) would be reasonably likely to negatively affect the willingness of a prudent investor to purchase the Series B Preferred Shares or the amount of consideration which the Investors would be prepared to pay for the Series B Preferred Shares, such Group Company or Seller Party shall give immediate written notice thereof to the Investors in which event each Investor may within fourteen (14) business days of receiving such notice terminate this Agreement by written notice without any penalty whatsoever and without prejudice to any rights that such Investor may have under this Agreement or applicable Law.

5.8 Employee Stock Options. Following the Closing, the Board and/or the Compensation Committee of the Board shall approve the granting of, and the Company shall grant, options for the purchase of six hundred thousand (600,000) Ordinary Shares, as adjusted for stock splits, dividends, recapitalizations and the like. The exercise price for such options shall be the fair market value of such Ordinary Share as determined by the Board (including the affirmative vote of the Preferred Directors, as defined in the Restated Articles) and the Compensation Committee of the Board.

5.9 Series B-3 Preferred Shares. The Series B-3 Preferred Shares may only be issued in connection with the Investor Warrants, and the Company shall refrain from issuing Series B-3 Preferred Shares for any other purpose without the consent of the holders of a majority of the Series B Preferred Shares. Any attempt to issue Series B-3 Preferred Shares in contravention of this paragraph shall be null, void and without effect,

6.	CONDITIONS TO THE INVESTORS’ OBLIGATIONS AT THE CLOSING.

The obligation of each Investor to purchase the Series B-1 Preferred Shares and Series B-2 Preferred Shares at the Closing is subject to the fulfillment, to the satisfaction of the Investor on or prior to the Closing, of the following conditions:

6.1. Representations and Warranties True and Correct. The representations and warranties made by the Group Companies and the Seller Parties in Section 3 hereof shall be true and correct and complete in all material respects when made, and as of the date of the Closing with the same force and effect as if they had been made on and as of such date.

17

6.2. Performance of Obligations. Each of the Group Companies and the Seller Parties shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

6.3. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investors, and the Investors shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

6.4. Approvals, Consents and Waivers. Except as set forth in Section 3.11 of the Disclosure Schedule, each Group Company shall have obtained any and all approvals, consents and waivers necessary for consummation of the transactions contemplated by this Agreement, including, but not limited to, (i) all permits, authorizations, approvals, consents or permits of any Governmental Authority, and (ii) the waiver by the existing shareholders of the Company of any anti-dilution rights, rights of first refusal, preemptive rights and all similar rights in connection with the issuance of the Series B Preferred Shares at the Closing.

6.5. No Material Adverse Effect. There shall have been no Material Adverse Effect since the date of this Agreement.

6.6. Compliance Certificate. At the Closing, the Group Companies and the Seller Parties shall deliver to the Investor certificates, dated the date of the Closing, signed by the Company’s President or director, the legal representative of each of the Group Companies and the Seller Parties certifying that the conditions specified in Sections 6.1, 6.2, 6.4 and 6.5 have been fulfilled.

6.7. Securities Laws. The offer and sale of the Series B Preferred Shares to the Investors pursuant to this Agreement shall be exempt from the registration and/or qualification requirements of all applicable Laws.

6.8. Amendment to Constitutional Documents. The Restated Articles shall have been duly adopted by the Company by all necessary corporate action of its Board and its shareholders.

6.9. Register of Members. The Investors shall have received a copy of the Company’s register of members, certified by a director of the Company as true and complete as of the date of the Closing, updated to show the Investors as the holders of their respective number of Series B Preferred Shares as of the Closing.

6.10. Appointment of Directors. As of the Closing, the Board of Directors of the Company and each of the Subsidiaries (other than the Japan Subsidiary) shall consist of Zhou Kui, Robert I. Theis, Hao Chen, Chen Shuning and Zhong Shan.

18

6.11. Opinions of Company’s Counsel. The Investors shall have received from Cayman Islands and PRC counsel to the Group Companies opinions addressed to the Investors, dated the date of the Closing, in form and substance satisfactory to the Investors.

6.12. Execution of Amended and Restated Shareholders Agreement. The Company shall have delivered to the Investors the Amended and Restated Shareholders Agreement, duly executed by the Company and all other parties thereto (except for the Investors).

6.13. Investor Warrants. The Company shall have delivered to each Investor an Investor Warrant, duly executed by the Company, granting such Investor the right to purchase a certain number of Series B-3 Preferred Shares, par value US$0.001, of the Company for a purchase price of US$2.8996 per share (subject to any adjustment resulting from the reclassification, split, subdivision or combination of the Series B-3 Preferred Shares) in the form attached as Exhibit D hereto.

6.14. Repurchase of Shares. The Company shall have completed the repurchase of 2,990,000 Ordinary Shares from Team Dragon International Limited, a company organized under the Laws of the British Virgin Islands and shall have obtained a release of all claims against the Company from Team Dragon International Limited in connection therewith.

6.15. Labor Agreements. Each employee of the Group Companies as set out in Section 3.22 of the Disclosure Schedule shall have entered into the Labor Agreements set forth opposite his or her name on Section 3.22 of the Disclosure Schedule, the form of such Agreements which have been provided to the Investors.

6.16. Good Standing. The Investor shall have received a certificate of good standing issued by the Registrar of Companies of the Cayman Islands certifying that the Company was duly constituted, paid all required fees and is in good legal standing.

6.17. Due Diligence. The Investors shall have completed their legal, financial, technical and business due diligence investigation of the Group Companies to their satisfaction.

6.18. Amendment to Form of Option Agreement. The Company’s form of option agreement shall have been amended to include language substantially in the form attached hereto as Exhibit F, and the Company shall have adopted a form of Authorization Letter substantially in the form attached hereto as Exhibit G to be executed by optionees who are PRC residents or PRC citizens, in each case with respect to options granted by the Company after the date of Closing.

6.19. Indemnification Agreements. The Company shall have entered into Indemnification Agreement with each of the Investors and/or the Sequoia Director (as defined in the Restated Articles) substantially in the form attached hereto as Exhibit H.

7.	CONDITIONS TO THE COMPANY’S OBLIGATIONS AT THE CLOSING

The obligations of the Company under this Agreement with respect to the Investors are subject to the fulfillment at or before the Closing of the following conditions:

7.1. Representations and Warranties. The representations and warranties of the Investors contained in Section 4 hereof shall be true and correct as of the Closing.

19

7.2. Payment of Purchase Price. The Investors shall have delivered to the Company the Purchase Price in accordance with Section 2.

7.3. Restated Articles Effective. The Restated Articles shall have been duly adopted by the Company by all necessary corporate action by its Board of Directors and shareholders, and shall have been duly filed with and accepted by the Registrar of Companies of the Cayman Islands.

7.4. Securities Exemptions. The offer and sale of the Series B Preferred Shares to the Investors pursuant to this Agreement shall be exempt from the registration and/or qualification requirements of all applicable securities Laws.

7.5. Execution of Amended and Restated Shareholders Agreement. The Investors shall have executed and delivered to the Company the Amended and Restated Shareholders Agreement.

8.	MISCELLANEOUS

8.1. Governing Law. This Agreement shall be governed by and construed exclusively in accordance the internal laws of the State of New York (as permitted by Section 5-1401 of the New York General Obligations Law (or any similar successor provision)) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties hereunder.

8.2. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

8.3. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto whose rights or obligations hereunder are affected by such amendments. This Agreement and the rights and obligations therein may not be assigned by the Group Companies or Seller Parties without the written consent of the Investors.

8.4. Entire Agreement. This Agreement, the Ancillary Documents, and the schedules and exhibits hereto and thereto, which are hereby expressly incorporated herein by this reference, constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof; provided, however, that nothing in this Agreement or related agreements shall be deemed to terminate or supersede the provisions of any confidentiality and nondisclosure agreements executed by the parties hereto prior to the date hereof, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

20

8.5. Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party, upon delivery; (b) when sent by facsimile or electronic mail at the number or address set forth in Exhibit I hereto, upon receipt of confirmation of error-free transmission; (c) seven (7) business days after deposit in the mail as air mail or certified mail, receipt requested, postage prepaid and addressed to the other party as set forth in Exhibit I; or (d) three (3) business days after deposit with an overnight delivery service, postage prepaid, addressed to the parties as set forth in Exhibit I with next business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

Each person making a communication hereunder by facsimile or electronic mail shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile or electronic mail pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 8.5 by giving, the other parties written notice of the new address in the manner set forth above.

8.6. Amendments and Waivers. Any term of this Agreement may be amended only with the written consent of the Company, Seller Parties, and the Investors.

8.7. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto, upon any breach or default of any other party hereto under this Agreement, shall impair any such right, power or remedy of such non-breaching party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under this Agreement or any waiver on the part of any party hereto of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by Law or otherwise afforded to each party hereto shall be cumulative and not alternative.

8.8. Finder’s Fees. Except for the Company’s retention of The Hina Group as its financial advisor, the terms of which have been approved by the Company’s CEO and the requisite holders of Series A Preferred Shares, the Company hereby represents and warrants to the Investors that it has retained no finder or broker and agrees to indemnify and to hold harmless the Investors from and against any liability for any commission or compensation in the nature of a finder’s fee of any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the indemnifying party or any of its employees or representatives are responsible.

8.9. Interpretation; Titles and Subtitles. This Agreement shall be construed according to its fair language. The rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in interpreting this Agreement. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Unless otherwise expressly provided herein, all references to Sections and Exhibits herein are to Sections and Exhibits of

21

this Agreement. As used in this Agreement, the words “include” and “including”, and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation”.

8.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

8.11. Severability. If any provision of this Agreement is found to be invalid or unenforceable, then such provision shall be construed, to the extent feasible, so as to render the provision enforceable and to provide for the consummation of the transactions contemplated hereby on substantially the same terms as originally set forth herein, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement, which shall remain in full force and effect unless the severed provision is essential to the rights or benefits intended by the parties. In such event, the parties shall use best efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly effects the parties’ intent in entering into this Agreement.

8.12. Confidentiality and Non-Disclosure. The parties hereto agree to be bound by the confidentiality and non-disclosure provisions of Section 7 of the Amended and Restated Shareholders Agreement.

8.13. Further Assurances. Each party shall from time to time and at all times hereafter make, do, execute, or cause or procure to be made, done and executed such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the transactions contemplated by this Agreement.

8.14. Dispute Resolution.

(a) Any dispute, controversy or claim arising out of or in connection with or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through consultation between any of the parties hereto. Such consultation shall begin immediately after one party has delivered to one or more other parties a written request for such consultation (the “Request for Consultation”). If, within thirty (30) days following the date on which the Request for Consultation is delivered, the dispute cannot be resolved, the dispute shall be submitted to arbitration upon the request of either party to the dispute with written notice to the other (the “Dispute Notice”).

(b) The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”). There shall be three (3) arbitrators. The complainant or complainants, on the one hand, and the respondent or respondents, on the other, shall each nominate one (1) arbitrator within thirty (30) days after the delivery of the Dispute Notice to the respondent(s). The appointment of party-nominated arbitrators shall be confirmed by the Centre. Both arbitrators shall agree on the third arbitrator within thirty (30) days of their confirmation by the Centre. Should either the complainant(s) or respondent(s) fail to appoint an arbitrator or should the two arbitrators fail within thirty (30) days to reach agreement on the third arbitrator, such arbitrator shall be appointed by the Secretary General of the Centre.

(c) The arbitration proceedings shall be conducted in English. The

22

arbitration tribunal shall apply the UNCITRAL Arbitration Rules as administered by the Centre at the time of the arbitration. However, if such rules conflict with the provisions of this Section 8.14, including the provisions concerning the appointment of arbitrators, the provisions of this Section 8.14 shall prevail.

(d) The arbitrators shall decide any dispute submitted by the parties thereto strictly in accordance with the substantive law of New York and shall not apply any other substantive law.

(e) Each party hereto shall cooperate with any of the parties to the dispute in making full disclosure of and providing complete access to all information and documents requested by any of the parties to the dispute in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

(f) The costs of arbitration shall be borne by the losing party or parties, unless otherwise determined by the arbitration tribunal.

(g) When any dispute occurs and when any dispute is under arbitration, except for the matters in dispute the parties shall continue to fulfill their respective obligations and shall be entitled to exercise their rights under this Agreement.

(h) The award of the arbitration tribunal shall be final and binding upon the parties to the dispute, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

(i) Any party to a dispute under this Section shall be entitled to seek injunctive relief from any court of competent jurisdiction pending the constitution of the arbitration tribunal.

8.15. Expenses. The Company shall bear all of the Investors’ out-of-pocket third party expenses related to this transaction, including, without limitation, the reasonable fees and disbursements of the Investors’ counsel up to a maximum of US$            . If the transaction is terminated by the Investors, each party shall bear its own expenses related to this transaction.

8.16. Termination. This Agreement may be terminated by Investors on or after May 15, 2006, by written notice to the Company, if the Closing has not occurred on or prior to such date. Such termination under this Section 8.16 shall be without prejudice to any claims for damages or other remedies that the parties may have under this Agreement or applicable law.

— REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK —

23

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE GROUP COMPANIES:

THINKPLUS INVESTMENTS LIMITED

By:	/s/ Chen Shuning
Name:
Title:

WORKSOFT CREATIVE SOFTWARE TECHNOLOGY LTD.

By:	/s/ Chen Shuning
Name:
Title:

Worksoft Creative Software Technology Co., Ltd.

By:	/s/ Chen Shuning
Name:
Title:

WORKSOFT CREATIVE SOFTWARE TECHNOLOGY, INC.

By:	/s/ Chen Shuning
Name:
Title:

SIGNATURE PAGE TO SERIES B PREFERRED SHARE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SELLER PARTIES:

BUTTON SOFTWARE LTD.

By:	/s/ Chen Shuning
Name:
Title:

SURES CORPORATION LIMITED

By:	/s/ Chen Jian
Name:
Title:

SIGNATURE PAGE TO SERIES B PREFERRED SHARE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE INVESTORS:

SEQUOIA CAPITAL CHINA I, L.P.
SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.
SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.

By:	Sequoia Capital China Management I, L.P.
A Cayman Islands Exempted Limited partnership General Partner of Each

By:	SC China Holding Limited
A Cayman Islands limited liability company
Its General Partner

By:	Sinobond Global Limited, Director

By:	/s/ Fan Zhang
Name:	Fan Zhang
Title:	Director

SEQUOIA CAPITAL GROWTH FUND III
SEQUOIA CAPITAL GROWTH PARTNERS III
SEQUOIA CAPITAL GROWTH III PRINCIPALS FUND

By:	SCGF III Management, LLC
A Delaware Limited Liability Company
General Partner of Each

By:	/s/ Doug Leone
Managing Member

SIGNATURE PAGE TO SERIES B PREFERRED SHARE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE INVESTORS:

LC FUND II

By:	/s/ Chen Hao
Name:	Chen Hao
Title:	Managing Director

DCM IV, L.P.
DCM AFFILIATES FUND IV, L.P.

By:	DCM Investment Management IV, L.P.
its General Partner

By:	DCM International IV, Ltd.
its General Partner

By:	/s/ Robert I. Theis
Robert I. Theis, an authorized signatory

SIGNATURE PAGE TO SERIES B PREFERRED SHARE PURCHASE AGREEMENT

Schedule A

Seller Parties

Button Software Ltd.

Sures Corporation Limited

Schedule B

Schedule of Investors

Investor	No. of Series B-1 Preferred Shares	Purchase Price (US$)
SEQUOIA CAPITAL CHINA I, L.P.	845,136	1,859,299.20
SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.	97,111	213,644.20
SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.	130,805	287,771.00
SEQUOIA CAPITAL GROWTH FUND III	787,358	1,732,187.60
SEQUOIA CAPITAL GROWTH PARTNERS III	8,680	19,096.00
SEQUOIA CAPITAL GROWTH III PRINCIPALS FUND	38,558	84,827.60
LC FUND II	357,684	786,904.80
DCM IV, L.P.	706,696	1,554,730.84
DCM AFFILIATES FUND IV, L.P.	17,972	39,538.40

Investor	No. of Series B-2 Preferred Shares	Purchase Price (US$)
SEQUOIA CAPITAL CHINA I, L.P.	1,803,387	5,229,100.87
SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.	207,220	600,855.29
SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.	279,117	809,328.84
SEQUOIA CAPITAL GROWTH FUND III	1,680,097	4,871,609.26
SEQUOIA CAPITAL GROWTH PARTNERS III	18,521	53,703.49
SEQUOIA CAPITAL GROWTH III PRINCIPALS FUND	82,278	238,573.29
LC FUND II	763,241	2,213,095
DCM IV, L.P.	1,507,978	4,372,533.96
DCM AFFILIATES FUND IV, L.P.	38,349	111,196.80

LIST OF EXHIBITS

Exhibit A

Exhibit B

Exhibit C

Exhibit D

Exhibit E

Exhibit F

Exhibit G

Exhibit H

Exhibit I

EXHIBIT A

RESTATED ARTICLES

EXHIBIT B

DISCLOSURE SCHEDULE

Section 3.1 Organization, Standing and Qualification

The Company maintains a physical office space in Shenzhen that has not been registered with applicable PRC Governmental Authorities.

Section 3.2 Capitalization

(b)	Options, Warrants, Reserved Shares

Pursuant to that certain Employee Engagement Compensation Agreement by and among the Company, the PRC Subsidiary, Envisys, and Richard Zhu, the Company shall sell to Richard Zhu USD$200,000 worth of shares of the Company in an aggregate amount to be calculated based on 80% of the price per share as of the new round of financing.

(c)	Outstanding Security Holders

Holders of Ordinary Shares	Number of Ordinary Shares Held
Inno Global Technology Limited	2,875,000
Button Software Limited	5,635,000
Sures Corporation Limited	100,000
Total	8,610,000

Holders of Series A Preferred Shares	Number of Series A Preferred Shares Held
LC Fund II	3,500,000
DCM IV, L.P.	3,413,200
DCM Affiliates Fund IV, L.P.	86,800
Harper Capital	175,000
Total	7,175,000

Option Holders	Number of Ordinary Shares Underlying Options	Exercise Price	Date of Grant
CHEN Shuning	50,000	0.30	January 7, 2006
David Chen	20,000	0.30	January 7, 2006
Zhou Ying	20,000	0.30	January 7, 2006
Liu Zhong	20,000	0.30	January 7, 2006
Lu Jian Xin	30,000	0.30	January 7, 2006
Wu Jian	35,000	0.30	January 7, 2006
Liu Junbo	35,000	0.30	January 7, 2006
Bai Lin	9,000	0.30	January 7, 2006
Tony Tao Zhang	12,000	0.30	January 7, 2006
Zhang Yanpeng	9,000	0.30	January 7, 2006
Peng Chaohui	9,000	0.30	January 7, 2006
Cheng Xiuwen	12,000	0.30	January 7, 2006
Fei Liangjun	12,000	0.30	January 7, 2006
Zhang Haihong	8,000	0.30	January 7, 2006
Zhang chaoxin	12,000	0.30	January 7, 2006
Rob Theis	5,000	0.30	January 7, 2006
Chen Hao	5,000	0.30	January 7, 2006
Zhong Shan	5,000	0.30	January 7, 2006
Qi Zhan	5,000	0.30	January 7, 2006
Wu Min	5,000	0.30	January 7, 2006
Liu Tao	2,000	0.30	January 7, 2006
Jia Xiaoming	800	0.30	January 7, 2006
Yin Jian	800	0.30	January 7, 2006
Sui Hua Rong	800	0.30	January 7, 2006
Zhang Xiaowei	300	0.30	January 7, 2006
Lu Kai	300	0.30	January 7, 2006

Option Holders	Number of Ordinary Shares Underlying Options	Exercise Price	Date of Grant
Yi Wei	300	0.30	January 7, 2006
Mo Mouxin	500	0.30	January 7, 2006
Wu Jing Jing	500	0.30	January 7, 2006
Rao Mingquan	500	0.30	January 7, 2006
Darryn Macdonald	3,000	0.30	January 7, 2006
Zhang Long	5,000	0.30	January 7, 2006
Xu Yanan	3,000	0.30	January 7, 2006
Jim Liu	2,500	0.30	January 7, 2006
Ma Yifan	800	0.30	January 7, 2006
Lu Min	800	0.30	January 7, 2006
Zhuang Xiaoou	800	0.30	January 7, 2006
Xie Xiaofeng	1,000	0.30	January 7, 2006
Wu Xiaoli	1,000	0.30	January 7, 2006
Yu Weiping	2,000	0.30	January 7, 2006
Zhang Jingwei	800	0.30	January 7, 2006
Su Ying	800	0.30	January 7, 2006
Zhang Yi	800	0.30	January 7, 2006
Shen Jing	800	0.30	January 7, 2006
Hao Tianhai	800	0.30	January 7, 2006
Liao Chunhong	800	0.30	January 7, 2006
Xie Zhiguang	800	0.30	January 7, 2006
Ma Haiqing	800	0.30	January 7, 2006
Zhao Hailong	800	0.30	January 7, 2006
Dai Yuanchun	800	0.30	January 7, 2006

Option Holders	Number of Ordinary Shares Underlying Options	Exercise Price	Date of Grant
Zheng Xianghui	1,500	0.30	January 7, 2006
Liang Yong	800	0.30	January 7, 2006
Dai Geng	500	0.30	January 7, 2006
Zhou Rong	500	0.30	January 7, 2006
Zhang Xuan	500	0.30	January 7, 2006
Jia Baoxi	500	0.30	January 7, 2006
Li Mi	500	0.30	January 7, 2006
Zhang Ling	500	0.30	January 7, 2006
Yu Changqing	500	0.30	January 7, 2006
He Hui	500	0.30	January 7, 2006
Li Ying	500	0.30	January 7, 2006
Zhang Jinge	1,000	0.30	January 7, 2006
Yuan Jigang	500	0.30	January 7, 2006
Huang Kaibo	500	0.30	January 7, 2006
Zhou Sheng Yu	500	0.30	January 7, 2006
Tian Ruiying	500	0.30	January 7, 2006
Wang Mingxia	800	0.30	January 7, 2006
Liu Xiaolu	800	0.30	January 7, 2006
Pan Chuntang	500	0.30	January 7, 2006
Li Bin	500	0.30	January 7, 2006
Wang Yi	800	0.30	January 7, 2006
Chen Fei	500	0.30	January 7, 2006
Wan Xuefan	500	0.30	January 7, 2006
Liu Jia	500	0.30	January 7, 2006

Option Holders	Number of Ordinary Shares Underlying Options	Exercise Price	Date of Grant
Zuo Ye	500	0.30	January 7, 2006
Wu Hao	500	0.30	January 7, 2006
Li Yuan	5,000	0.30	January 7, 2006
Wang Haiyan	3,000	0.30	January 7, 2006
Shi Jiansheng	3,000	0.30	January 7, 2006
Shen Xueyin	1,500	0.30	January 7, 2006
Yang Changyu	1,200	0.30	January 7, 2006
Chen Shengneng	1,200	0.30	January 7, 2006
Shi Hongmei	500	0.30	January 7, 2006
Xi Qigeng	1,000	0.30	January 7, 2006
Ruan Yi	1,000	0.30	January 7, 2006
Li Ying	1,000	0.30	January 7, 2006
Ke Rui	1,500	0.30	January 7, 2006
Wang Junpeng	8,000	0.30	January 7, 2006
Jin Yuhong	1,000	0.30	January 7, 2006
Tao Ye	800	0.30	January 7, 2006
Ren Yan	800	0.30	January 7, 2006
Qiao Yu	800	0.30	January 7, 2006
Zhang Zhenggang	800	0.30	January 7, 2006
Wang Guoqiang	800	0.30	January 7, 2006
Han Yu	500	0.30	January 7, 2006
Zhao Juan	4,000	0.30	January 7, 2006
Liu Ye	4,000	0.30	January 7, 2006
Chu, Dyamond	1,200	0.30	January 7, 2006

Option Holders	Number of Ordinary Shares Underlying Options	Exercise Price	Date of Grant
Deng Jingjie	1,400	0.30	January 7, 2006
Tian Yuqi	1,000	0.30	January 7, 2006
Huangdong	700	0.30	January 7, 2006
Wang Yuxi	600	0.30	January 7, 2006
Li Jiangong	700	0.30	January 7, 2006
Xiao HongBin	600	0.30	January 7, 2006
Li Fengjing	600	0.30	January 7, 2006
Jiang, Bole	600	0.30	January 7, 2006
Dai Juntang	700	0.30	January 7, 2006
Xiao Peng	500	0.30	January 7, 2006
Pan Naiqiang	500	0.30	January 7, 2006
Wang Xiumei	500	0.30	January 7, 2006
Han Zongwei	750	0.30	January 7, 2006
Chen, Hao	850	0.30	January 7, 2006
Wang Juan	500	0.30	January 7, 2006
Zhang LiQuan	700	0.30	January 7, 2006
Su Jing	4,500	0.30	January 7, 2006
Wang Xia	3,000	0.30	January 7, 2006
Lu Li	1,000	0.30	January 7, 2006
Fu Shan	5,000	0.30	January 7, 2006
Gao Yi	2,000	0.30	January 7, 2006
Wu Ge	600	0.30	January 7, 2006
Yu Qian	1,000	0.30	January 7, 2006
Zhou Hongcheng	4,000	0.30	January 7, 2006

Option Holders	Number of Ordinary Shares Underlying Options	Exercise Price	Date of Grant
Wang Dongyuan	1,200	0.30	January 7, 2006
Liu Xiao	600	0.30	January 7, 2006
Bi Jiajia	300	0.30	January 7, 2006
Wang Qifeng	3,000	0.30	January 7, 2006
Wang Senlin	3,000	0.30	January 7, 2006
Wu Wenxue	200	0.30	January 7, 2006
Liu Fang	8,000	0.30	January 7, 2006
Xin Fang	5,000	0.30	January 7, 2006
Zhu Liying	5,000	0.30	January 7, 2006
Wang Wenting	1,500	0.30	January 7, 2006
Liu Yuanyuan	3,000	0.30	January 7, 2006
Lou Lijia	1,500	0.30	January 7, 2006
Lu Ying	5,000	0.30	January 7, 2006
Gao Wei	2,000	0.30	January 7, 2006
Lu Xianying	2,000	0.30	January 7, 2006
Gu Yan	2,000	0.30	January 7, 2006
Gao Jianmin	2,000	0.30	January 7, 2006
Mao Yanqing	2,000	0.30	January 7, 2006
Ye Lin	2,000	0.30	January 7, 2006
Yu Dong	1,500	0.30	January 7, 2006
AKINBIYI ADESINA LALUDE	3,000	0.30	January 7, 2006
Duan Yuanfeng	1,000	0.30	January 7, 2006
He Jun	1,000	0.30	January 7, 2006
Liang Beibei	4,000	0.30	January 7, 2006

Option Holders	Number of Ordinary Shares Underlying Options	Exercise Price	Date of Grant
Li Jie	2,500	0.30	January 7, 2006
Chen Lin	1,500	0.30	January 7, 2006
Wu Jian	1,500	0.30	January 7, 2006
Sun Wenzhen	3,000	0.30	January 7, 2006
Yu Liang	1000	0.30	January 7, 2006
Total	512,000

(f)	Employee Securities

The list of Options Holders in Section 3.2(c) of the Disclosure Schedule is incorporated by reference to this Section 3.2(f).

The vesting schedule of the stock options listed in Section 3.2(c) of the Disclosure Schedule is as follows: Twenty-five percent of the options granted shall vest on September 1, 2006. Thereafter, the remaining options shall vest pro-rata on a monthly basis over a period of three years.

The Thinkplus Investments Limited 2005 Stock Option Plan provides that the Board of Directors of the Company may provide in any award agreement, or in the event of a change of control, take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such change of control of any outstanding options and shares acquired upon the exercise of such options subject to compliance with Section 409A of the Internal Revenue Code.

Section 3.3 Subsidiaries; Group Structure

(a) The PRC Subsidiary maintains branch offices in Shanghai, Wuhan, Dalian and Changsha and a physical office space in Shenzhen that has not been registered with applicable PRC Government Authorities.

(b) The Tax Registrations for Branches of Enterprises with Foreign Investment with respect to both national taxes and local taxes of the Dalian branch office of the PRC Subsidiary have expired and are currently in the process of being renewed.

The Business License of the PRC Subsidiary is currently being updated to included reference to its Changsha Branch Office.

Section 3.1 of this Disclosure Schedule is incorporated by reference to this Section 3.3(b).

Section 3.8 Status of Proprietary Assets

Registered Intellectual Property of the Group Companies

1.	Software Products Registration Certificate for LOAD V1.0, certificate number: DGY—2004—0372, issuance date: June 23, 2004

2.	Computer Software Copyright Registration Certificate for Load V1.0 ( :LMS), certificate number: BJ1801 , issuance date: February 23, 2005

3.	Computer Software Copyright Registration Certificate for V1.0 ( ), certificate number: 032335 , issuance date: January 20, 2005

4.	Domain Name Certificate for www.worksoft.com.cn

Agreements Relating to Proprietary Assets

Section 3.9 of the Disclosure Schedule is incorporated by reference to this Section 3.8.

Section 3.9 Material Contracts and Obligations

1.	Technical Service Agreement, dated March 19, 2004, by and between IBM China Company Limited and the PRC Subsidiary (No. 4903C20246).

2.	Statement of Work to Technical Service Agreement, dated September 1, 2005, by and between IBM China Company Limited and Worksoft Creative Software Technology Limited (No. 4905C21421).

3.	Equipment and Program Loan Agreement, dated September 1, 2005, by and between IBM China Company Limited and Worksoft Creative Software Technology Limited (No. 4905C21322).

4.	Solutions Engagement Agreement, dated August 1, 2005, by and between IBM Global Services (China) Company Limited and Worksoft Creative Software Technology Ltd. (No. 4905C21163).

5.	Third Party Assignment and Assumption Agreement, dated November 10, 2004, by and among Shanghai Wensi Creative Software and Technology Ltd., Worksoft Creative Software Tech., Ltd. and IBM China Company Limited (No. 4904C20925).

6.	Statement of Work of Technical Service Agreement, dated April 1, 2005, by and between IBM China Company Ltd. and Worksoft Creative Software Technology Co., Ltd. (No. 4905C20387).

7.	Statement of Work, dated November 17, 2003, by and between IBM China Company Limited and Shanghai Wensi Creative Software and Technology Ltd. (No. 4903C20833).

8.	Statement of Work, dated February 1, 2005, by and between IBM China Company Limited and Shanghai Worksoft Creative Software Tech., Ltd. (No. 4905C20103).

9.	Statement of Work, dated August 1, 2005, by and between IBM Global Services (China) Company Limited and Worksoft Creative Software Technology Ltd. (No. 4905C21164).

10.	Technical Service Agreement, dated December 7, 2002, by and between IBM China Company Limited and Shanghai Wensi Creative Software and Technology Ltd (No. 4902C20773).

11.	Master Services Agreement and Intellectual Property Assignment, dated November 1, 2005 by and between Worksoft Creative Software Technology Ltd. and Microsoft (China) Co. Ltd. (No. MSA – (Worksoft ) –FY06-051109A).

12.	Master Services Agreement and Intellectual Property Assignment, dated July 14, 2005, by and between Worksoft Creative Software Technology Ltd. and Microsoft Corporation.

13.	Contract Agreement, dated August 6, 2004, by and between PeopleSoft (Beijing) Software Co., Ltd. and Worksoft Creative Software Technology Ltd.

14.	Purchase of IT Related Products and Services ( Including Software Development) Agreement, dated August 16, 2005, by and between Worksoft Creative Software Technology Limited and CITI Corp Software and Technology Services (Shanghai) Limited.

15.	Outsourcing Services Agreement, dated October 28, 2005, by and between Tibco Software Inc and Worksoft Creative Software Technology Limited.

16.	Outsourcing Services Agreement, dated February 10, 2006, by and between Fastmobile Inc. and Worksoft Creative Software Technology Limited.

17.	Lease Contract, dated November 1, 2005, by and between Beijing Zhongguancun Huaxia Science and Technology Company Limited and the PRC Subsidiary.

18.	Lease Contract, dated January 27, 2006, by and between Shanghai Lingang Group Development Company Limited and the Shanghai Branch Office of the PRC Subsidiary.

19.	Lease, dated February 2, 2006, by and between the U.S. Subsidiary and Don Pearlman Joint Venture Eleven.

20.	Consent and Waiver Agreement, dated April 20, 2006 by and among the Company, the PRC Subsidiary, the BVI Subsidiary, Inno Global Technology Limited, Button Software Limited, Team Dragon International Limited, CHEN Shuning, David Lifeng CHEN, XU Jinzhou, LC Fund II, DCM IV, L.P., DCM Affiliates Fund IV, L.P. and Harper Capital.

21.	Founder Loan Agreement, dated March 10, 2005, as amended by that certain Amendment No. 1 to the Founder Loan Agreement, dated April 20, 2006 by and among Button Software Limited, Team Dragon International Limited, Chen Shuning, Xu Jinzhou and the Company.

22.	Share Pledge Agreement, dated March 10, 2005, as amended by that certain Amendment No. 1 to the Share Pledge Agreement, dated April 20, 2006 by and among the Company, Button Software Limited and Team Dragon International Limited.

23.	Promissory Note, dated March 10, 2005, by Button Software Limited in favor of the Company.

24.	Indemnification Agreement, dated March 10, 2005, by and between Robert I. Theis and the Company.

25.	Indemnification Agreement, dated March 10, 2005, by and between Chen Hao and the Company.

26.	Agreement with The Hina Group regarding financial advisory services.

27.	Asset Transfer Agreement, dated September 6, 2005 by and between the PRC Subsidiary and .

28.	Employee Engagement Compensation Agreement , undated, by and among the Company, the PRC Subsidiary, Envisys, and Richard Zhu.

The PRC Subsidiary and its employees have entered into the various contracts and agreements referred to in Section 3.22 of this Disclosure Schedule.

Section 3.17(l) of the Disclosure Schedule is incorporated by reference in this Section 3.9.

Section 3.10 Litigation

A Microsoft representative requested that the Company remove from visibility a Microsoft logo that the Company had placed on its premises pending the outcome of a potential agreement that the two parties may enter into regarding Microsoft’s use of the Company as an outsourced facility. The Company is cooperating fully with Microsoft’s request.

Section 3.11 Compliance with Laws; Consents and Permits

The PRC Subsidiary has not obtained the consent to assignment of Microsoft (China) Co., Ltd. pursuant to Section 11.3 of that certain Master Services Agreement and Intellectual Property Assignment, dated November 1, 2005, by and between Worksoft Creative Software Technology Ltd. and Microsoft (China) Co. Ltd. (No. MSA – (Worksoft ) –FY06-051109A).

The PRC Subsidiary has not obtained the consent to assignment of Microsoft Corporation pursuant to Section 11.3 of that certain Master Services Agreement and Intellectual Property Assignment, dated July 14, 2005, by and between Worksoft Creative Software Technology Ltd. and Microsoft Corporation.

The beneficial owners of Team Dragon International Limited (“Dragon”), a former holder of Ordinary Shares of the Company, have not registered with the State Administration of Foreign Exchange pursuant to Circular 75.

Section 3.17 Activities Since Balance Sheet Date

(b) Section 3.17(l) of the Disclosure Schedule is incorporated by reference in this Section 3.17(b).

(k) Section 3.17(l) of the Disclosure Schedule is incorporated by reference in this Section 3.17(k).

(l) The Company has repurchased the Ordinary Shares of Dragon for an aggregate purchase price of US$6,578,000 pursuant to that certain Letter Agreement, dated April 19, 2006. Pursuant to the terms of the Letter Agreement, the Company has (1) cancelled all outstanding principal and interest of that certain Promissory Note made by Dragon to the Company (“Loan Agreement Note”) pursuant to that certain Loan Agreement dated March 10, 2005 by and among the Company, Button Software Limited and Dragon; (3) paid the amount of US$657,800 to Dragon in cash; and (3) issued a Non-Recourse Promissory Note by the Company to Dragon representing the remaining amount of the aggregate purchase price.

Section 3.19 Tax Matters

(b) Chen Lifeng, solely in his capacity as a shareholder of Button Software Ltd., may be deemed a “United States Person” as described in Section 7701(a)(30) of the Code.

Section 3.22 Employee Matters

The Company is bound by the Thinkplus Investments Limited 2005 Stock Plan and has entered into Stock Option Agreements with the individuals listed under Option Holders in Section 3.2(c) of this Disclosure Schedule. The Company has entered into a Competition Restriction Agreement with former employee, Deverick McIntyre. The Company has entered into the various contracts and agreements with its employees as listed below:

	Beijing	Wuhan	Dalian	Shanghai	Changsha	Total
Number of Employees	738	19	106	330	22	1215

Number of Employees with Social Insurance	367	13	72	210	14	676

Number of Employees without social insurance	371	6	34	120	8	539

Number of Employees in probation among the number of Employees without social Insurance	91	2	3	31	6	133

Actual Proportion of the Employees that should have participated in Social Insurance but do not have any	37.94%	21.05%	29.25%	26.96%	9.09%	33.41%

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Chen Hao	8/8/2005	8/7/2007		Y
CSDL_ Parttime	9/28/2004	9/27/2006			Y
Darryn Macdonald	7/15/2004	7/14/2006		Y
David Chen	7/30/2004	7/29/2006		Y
HENRY YU	1/1/2006	1/1/2007			Y
Jeff Wu	10/18/2004	10/17/2006		Y
Jiang Bole	8/1/2005	3/1/2006	Y
Jim Liu	5/11/2005	5/10/2007		Y
Junbo Liu	8/1/2005	3/31/2006		Y
Tony Zhang	7/22/2005	7/21/2007		Y
TYLER	8/1/2005	3/31/2006		Y
Sufen Ai	11/24/2004	11/23/2005			Y
Jingjiao Bai	2/8/2003	2/9/2007		Y
Bai Lin	6/15/2005	6/14/2007		Y
Song Bai	7/19/2004	7/18/2006		Y
Yuyan Bao	12/26/2005	12/25/2007	Y
Chenli Bao	6/13/2005	6/12/2007		Y
Fei Bao	3/30/2004	3/29/2006		Y
Jiajia Bi	3/29/2004	3/28/2006		Y
Kai Bi	8/16/2004	8/15/2006		Y
Jun Bo	12/13/2005	12/12/2007	Y
Chao Cai	8/2/2004	8/1/2006		Y
Fang Cai	5/30/2005	5/29/2007		Y
Lei Cai	2/5/2006	2/4/2008	Y
Xiang Cai	7/14/2004	7/13/2006		Y
Zhuhong Cai	2/17/2004	2/16/2006		Y
Huiru Cao Parttime	2/5/2006	6/30/2006			Y
Lan Cao	11/16/2005	11/15/2007		Y
Linlin Cao	8/1/2005	3/31/2006		Y
Xiaorong Cao	12/1/2005	12/1/2007		Y
Yuan Cao	12/7/2004	12/6/2006		Y
Yue Cao	8/29/2005	8/28/2007		Y
Yunfang Cao	7/11/2005	7/10/2007	Y
Fangyong Zha	1/24/2005	1/23/2007		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Chunhua Chang	2/6/2006	2/5/2008	Y
Xin Che	7/13/2005	7/12/2007		Y
Yanjun Che	12/28/2005	12/27/2007		Y		Y
Fei Chen	4/12/2004	4/11/2006		Y
Jing Chen	10/29/2004	10/28/2006		Y
Jun Chen	8/1/2001	8/1/2005		Y
Jun Chen	4/21/2005	4/20/2007		Y
Lei Chen	2/20/2006	2/19/2008	Y
Quan Chen	5/16/2005	5/15/2007		Y
Shengneng Chen	10/29/2001	10/27/2007		Y
Shuning Chen	7/15/2004	3/31/2006		Y
Wei Chen	12/12/2005	12/11/2007	Y
Xiaotian Chen Parttime	11/1/2005	12/31/2006			Y
Yan Chen	12/28/2005	12/28/2007	Y
Yan Chen	8/15/2005	8/14/2007	Y
Yu Chen	10/8/2001	10/7/2005		Y
Zhihong Chen	3/14/2005	3/13/2007		Y
Zhiyu Chen	8/15/2005	8/14/2007		Y
Bin Cheng	1/1/2006	4/30/2007		Y
Lei Cheng	3/28/2005	3/27/2007		Y
Fuqiang Cheng	12/8/2005	12/7/2007	Y
Junqiang Cheng	11/3/2003	11/2/2007		Y
Tao Cheng	7/11/2005	7/10/2007		Y
Xiangying Cheng	11/19/2003	11/18/2007		Y
Xiuwen Cheng	4/15/1998	4/14/2005		Y
Zhenwen Cheng	2/22/2006	2/21/2008	Y
Zhenzhen Chu	9/10/2003	9/9/2007		Y
Ying Chu	9/2/2005	9/1/2007		Y
Cheng Chu	12/12/2005	12/11/2007			Y
Bo Cui	12/27/2004	12/26/2006		Y
Jia Cui Parttime	2/5/2006	2/5/2008			Y		Y
Kefei Cui	8/22/2005	8/21/2007		Y
Liang Cui	7/11/2005	7/10/2007		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Pengcheng Cui	2/18/2005	2/17/2007		Y
Ying Cui	7/25/2005	7/24/2007		Y
Juntang Cui	8/1/2005	3/31/2006		Y
Geng Dai	1/14/2005	1/13/2007		Y
Hongbo Dai	8/12/2005	8/11/2007			Y
Yuanchun Dai	8/7/2003	8/7/2007		Y
Cuoji De	2/28/2005	2/27/2008	Y
Fengting Deng	12/3/2001	4/9/2007		Y
Hui Deng	7/18/2005	7/17/2007		Y
Jingjie Deng	6/6/2002	6/2/2007		Y
Suifen Deng	4/28/2005	7/27/2007		Y
Yingqiu Deng Parttime	12/21/2005	12/21/2007			Y
Hao Di	7/7/2003	7/6/2007		Y
Changwei Ding	8/12/1999	8/12/2005			Y
Hao Ding	12/9/2005	12/8/2007	Y
Qian Ding	4/20/2004	4/19/2006		Y
Chengcheng Dong	8/22/2005	8/21/2007		Y
Jing Dong	8/1/2005	8/1/2007		Y
Le Dong	8/15/2005	8/14/2007	Y
Li Dong	1/31/2005	1/30/2008		Y
Xumei Dong	2/20/2006	2/19/2008	Y
Chunling Du	11/1/2004	11/1/2005			Y
Wa Du	8/23/2004	8/22/2006		Y		Y
Wentao Du	11/21/2005	11/20/2007		Y
Yang Du	2/16/2005	2/15/2007		Y
Yuanyuan Du	3/21/2005	3/20/2008	Y
Muchun Duan	4/7/2004	4/6/2006		Y
Jianwei Duan	7/25/2005	7/24/2007		Y
Xiangsu Duan	1/1/2006	4/30/2007		Y
Changxue Fan	11/29/2005	11/28/2007	Y
Benyin Fan	12/8/2004	12/7/2006			Y
Lu Fan	9/1/2005	9/1/2007		Y
Fang Fang	5/16/2005	5/15/2007			Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Fang Fang	2/5/2006	6/30/2006			Y		Y
Chen Feng	11/3/2003	11/2/2007		Y
Guang Feng Parttime	2/8/2006	7/1/2006			Y
Fan Feng	4/16/2005	4/15/2007			Y
Linrui Feng	5/16/2005	5/15/2007		Y
Miaotao Feng	3/17/2004	3/16/2006		Y
Peishan Feng	11/7/2005	11/6/2007		Y
Tieling Feng	7/5/2004	7/4/2006		Y		Y
Wei Feng	3/20/2004	3/19/2008		Y
Jiexiang Fu	8/1/2005	3/31/2006		Y
Shan Fu	11/18/2003	11/17/2007		Y
Xiaoyang Fu	1/1/2006	1/1/2008	Y
Fengli Fu	2/28/2005	2/27/2007		Y
Quan Gan	12/14/2005	12/13/2007	Y
Bing Gao	3/21/2005	3/20/2007		Y
Jiasheng Gao	7/25/2005	7/24/2007		Y
Jun Gao	3/7/2005	3/6/2007		Y
Liqi Gao	1/12/2006	1/11/2008	Y
Ming Gao	3/22/2004	3/21/2007		Y
Shiying Gao	12/22/2003	12/21/2007		Y
Sipeng Gao	12/19/2005	12/18/2007		Y
Xing Gao	9/10/2003	9/9/2005		Y
Yan Gao	12/29/2005	12/28/2007		Y
Yangao (2)	2/13/2006	2/12/2008	Y
Zheng Gao	12/1/2005	12/1/2007			Y
Yan Gao	4/18/2005	4/17/2007		Y
Zhenwen Ge	3/21/2005	3/20/2007		Y
Jie Gong	6/14/2004	6/13/2006		Y
Xiaofan Gong	1/6/2005	1/5/2007		Y
Ji Gu	7/13/2005	7/12/2007		Y
Chengen Guan	9/15/2005	9/14/2007		Y
Hongtao Guo	6/13/2005	6/12/2007		Y
Lina Guo	3/22/2004	3/21/2007		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Peng Guo	9/26/2003	9/25/2007		Y
Guo Peng Parttime	8/11/2005	7/10/2006			Y
Yu Guo	7/25/2005	7/24/2006		Y
Yun Guo	2/2/2004	2/1/2006		Y
Yunfeng Guo	3/25/2005	3/24/2007		Y
Guang Han	11/3/2005	11/2/2007		Y
Song Han	1/23/2006	1/22/2009	Y				Y
Yu Han	10/11/2004	10/10/2006		Y		Y
Yufeng Han	12/8/2005	12/7/2007	Y
Zongwei Han	8/1/2005	3/31/2006		Y
Tianhai Hao	2/12/2004	2/11/2008		Y
Changqin He	10/10/2004	10/9/2006		Y		Y
Fei He	2/16/2004	2/15/2006		Y
Hui He	10/8/2003	10/7/2007		Y
Jun He	8/1/2005	8/1/2007			Y
Lei He	9/12/2005	9/11/2007		Y
Mian He	8/25/2005	8/24/2007		Y
Miao He	12/3/2004	12/2/2006		Y
Shuhua He	7/12/1999	7/11/2005		Y
Wei He Parttime	12/20/2005	5/1/2007			Y
Zhangyi He Parttime	12/9/2005	1/31/2006			Y
Dan He Parttime	11/1/2005	12/31/2006			Y
Baojing Hou	7/18/2005	7/17/2007		Y
Chaosong Hou	12/12/2005	12/11/2007		Y
Tiejun Hou Parttime	1/22/2006	6/5/2007			Y		Y
Zhanyou Hou	11/1/2004	11/1/2006		Y
Qiaoyan Hou	11/8/2004	11/7/2006		Y
Binhui Hu	12/27/2005	12/26/2007	Y
Guangliang Hu	8/22/2005	8/21/2007			Y
Hao Hu	6/3/2002	6/2/2006		Y
Jian Hu	3/17/2004	3/16/2006		Y
Jianwei Hu	3/21/2005	3/20/2007		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Lili Hu Parttime	11/1/2005	12/31/2006			Y
Yanxin Hu	1/18/2006	1/17/2008	Y
Yong Hu	4/16/2005	4/15/2007			Y
Yu Hu	11/5/2003	11/5/2005		Y
Yuangang Hu	6/13/2002	6/12/2006		Y
Wei Hua	12/20/2005	12/19/2007	Y
Jun Huang	9/26/2005	9/25/2007		Y
Ai Huang	8/22/2005	8/21/2007		Y
Di Huang	1/11/2005	1/10/2007		Y
Dong Huang	9/15/2003	9/14/2005		Y
He Huang	11/21/2005	11/20/2007	Y
Jiang Huang	11/2/2004	11/1/2006		Y
Ju Huang	6/7/2004	6/6/2006		Y
Kaibo Huang	11/4/2004	11/3/2006		Y
Mengwei Huang	12/9/2005	12/8/2007	Y
Ning Huang	10/8/2005	10/7/2007		Y
Wei Huang	12/7/2005	12/6/2007		Y
Yan Huang	3/11/2005	3/1/2007		Y
Zhe Huang	1/23/2006	1/22/2008	Y
Chunpeng Huo	7/22/2002	7/21/2006		Y
Yuming Huo	1/4/2006	1/3/2008	Y
Baoxi Jia	2/10/2004	2/9/2007		Y
Minghui Jia	5/19/2005	5/18/2007		Y
Xingwei Jia	2/6/2006	2/5/2008	Y
Yuanyuan Jiang	3/15/2005	3/14/2007		Y
Chunhua Jiang	2/8/2006	2/7/2008	Y			Y
Kaiheng Jiang	4/19/2005	4/18/2007		Y
Li Jiang Parttime	9/1/2005	12/31/2006			Y
Min Jiang	10/10/2005	10/9/2007		Y
Yi Jiang	5/27/2005	5/26/2007		Y
Yang Jiao	2/9/2006	2/8/2007			Y
Fahua Jin	1/6/2005	1/5/2007		Y
Fucheng Jin	12/5/2005	12/4/2006			Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Meng Jin	8/2/2004	8/1/2006		Y
Yuhong Jin	10/8/2004	10/7/2006		Y		Y
Zhengjun Jin	6/9/2004	6/8/2006		Y
Man Qu	11/11/2005	11/10/2007		Y
Rui Ke	11/5/2001	11/3/2007		Y
Fanchun Kong	1/4/2006	1/3/2008	Y
Lingjie Kong	12/15/2005	2/14/2006			Y
Lingjun Kong	4/11/2005	4/10/2007		Y
Song Lai	8/1/2005	8/1/2007	Y
Guangming Lan	2/5/2006	2/4/2008	Y
Xinlin Lang	5/30/2005	5/29/2007		Y
Bin Li	2/22/2005	2/21/2007		Y
Bingxin Li	7/13/2005	7/12/2006			Y
Bofeng Li	7/18/2002	7/17/2006		Y
Caixia Li	7/26/2004	7/25/2006		Y
Di Li	7/21/2004	7/20/2006		Y
Fangming Li	10/28/2004	10/27/2006		Y
Fengjing Li	2/16/2004	2/15/2006		Y
Guangxue Li	8/25/2005	8/24/2007		Y
Haibo Li	1/10/2005	6/20/2008		Y
Haili Li	2/23/2006	2/22/2008	Y
Haizheng Li	2/20/2006	2/19/2008	Y
Huan Li	2/17/2006	2/16/2008	Y
Hui Li	11/9/2005	11/8/2007		Y
Hui Li	4/5/2004	4/4/2006		Y
Jiangong Li	6/11/2004	6/10/2006		Y
Lihong Li	9/28/2003	9/27/2007		Y
Lin Li	10/28/2005	10/27/2007			Y
Lu Li	7/5/2004	7/4/2006		Y
Maochuan Li	2/1/2004	1/31/2006		Y
Meng Li	7/21/2005	7/20/2007		Y
Mi Li	3/11/2004	3/10/2006		Y
Miao Li	7/25/2005	7/24/2007		Y
Min Li	11/23/2005	1/22/2006			Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Ming Li	4/26/2004	4/25/2006		Y
Ming Li	12/7/2005	12/6/2007		Y
Mingjie Li	8/26/2002	8/25/2006		Y
Na Li	10/31/2005	10/30/2007		Y
Ning Li	6/20/2005	6/19/2007		Y
Peiyu Li	12/30/2005	12/29/2007		Y
Peiyuan Li	11/14/2005	11/13/2007	Y
Peng Li (2)	10/24/2005	10/23/2007		Y
Qiang Li	12/1/2004	12/1/2006		Y
Songyun Li	2/6/2006	2/5/2008	Y
Wei Li	2/10/2004	2/9/2007		Y
Wei Li	12/13/2005	12/12/2007	Y
Xi Li	8/17/2005	8/16/2007		Y
Xiangkun Li	7/7/2005	7/6/2008		Y
Xiangrong Li	9/1/2005	9/1/2007		Y
Xiaochao Li	9/13/2004	9/12/2006		Y
Yan Li	4/15/2003	4/14/2007		Y
Yang Li	2/17/2004	2/16/2006		Y
Ying Li	5/13/2004	5/12/2006		Y
Ying Li	5/20/2003	5/19/2007		Y
Yongchao Li	4/7/2005	4/6/2007		Y
Yonggang Li	8/8/2005	8/17/2007		Y
Yuming Li	7/13/2005	7/12/2006			Y
Yuan Li	3/12/2000	3/10/2006		Y
Yuan Li	2/5/2005	2/4/2007		Y
Yuexi Li	5/16/2005	5/15/2007		Y
Yue Li	6/9/2004	6/8/2006		Y
Zhaolin Li	2/20/2006	2/19/2008	Y
Zhonghua Li	11/10/2003	11/9/2007		Y
Zhu Li	10/25/2004	10/24/2006		Y
Yanci Li	1/5/2006	1/4/2008	Y
Erhu Li	6/5/2003	6/5/2007		Y
Peipei Liang	9/29/2005	9/28/2007		Y
Shuangsheng Liang	5/8/2000	5/6/2006		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Yong Liang	6/22/2004	6/21/2006		Y
Yu Liang	10/20/2004	10/19/2006		Y
Yue Liang	11/21/2005	11/20/2007	Y
Chunhong Liao	9/30/2003	9/29/2007		Y
Li Liao	7/8/2005	7/7/2008		Y
Shaoyong Lin	1/24/2005	1/23/2007		Y
Chang Liu	10/21/2004	10/20/2005			Y
Chen Liu	1/23/2006	1/22/2008			Y
Dianping Liu	3/7/2005	3/6/2007		Y
Fang Liu	6/11/2001	6/14/2007		Y
Gang Liu	12/27/2004	12/26/2006		Y
Guiwang Liu	11/6/2000	11/4/2006		Y
Huiguang Liu	8/8/2005	8/7/2007		Y
Jia Liu	3/3/2005	3/2/2007		Y
Jian Liu	1/19/2005	1/18/2007		Y
Jingyu Liu	3/1/2005	3/1/2007		Y
Jing Liu	12/22/2005	12/21/2007	Y
Jing Liu	11/16/2005	11/15/2007	Y
Juan Liu	6/18/2004	6/17/2006		Y
Liming Liu	11/18/2004	11/17/2006		Y
Lisheng Liu	1/10/2005	1/9/2007		Y
Lian Liu Parttime	11/1/2005	12/31/2006			Y
Min Lui	12/15/2005	12/14/2007		Y
Peichen Liu	8/2/2004	8/1/2006		Y
Pingting Liu Parttime	11/1/2005	12/31/2006			Y
Qifan Liu	1/10/2005	1/9/2007		Y
Qian Liu	1/19/2006	1/18/2008	Y
Qin Liu	4/4/2005	4/3/2007		Y
Qun Liu	1/1/2006	4/30/2007		Y
Rui Liu	4/28/2005	4/27/2007		Y
Tao Liu	8/22/2005	8/21/2007		Y
Xianyong Liu Parttime	12/2/2005	1/31/2006			Y
Xiao Liu	8/27/2005	7/12/2007		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Xiaolu Liu	3/30/2005	3/29/2007		Y
Xiaorui Liu	3/15/2005	3/14/2007		Y
Xin Liu	4/7/2004	4/6/2006		Y
Yan Liu	11/24/2005	2/23/2006			Y
Ye Liu	8/1/2005	8/1/2007		Y
Yuhong Liu	5/17/2004	5/16/2006		Y
Yu Liu	2/25/2005	2/24/2007		Y
Yujuan Liu	12/15/2004	12/14/2006		Y
Yuelin Liu	6/19/2002	6/19/2006		Y
Yunhe Liu	12/8/2005	12/7/2007	Y
Zening Liu	6/7/2004	6/6/2006		Y
Zheng Liu	6/30/2005	6/29/2008		Y
Zhengyu Liu	9/12/2005	9/11/2007		Y
Zhong Liu	7/30/2004	3/31/2006		Y
Changhong Liu	6/21/2004	6/20/2006		Y
Shiwei Liu	6/9/2003	6/8/2005		Y
Li Lu	11/5/2003	11/4/2007		Y
Min Lu	10/18/2004	10/17/2006		Y
Bin Lu	11/14/2001	11/13/2005		Y
Kai Lu	11/10/2003	11/9/2007		Y
Weiping Lu	11/26/2004	11/25/2006		Y
Zengwang Lu	3/2/2005	3/1/2007		Y
Bote Luo	1/5/2005	1/4/2007		Y
Rong Luo	7/21/2004	7/20/2006			Y
Yanqiu Luo	3/16/2004	3/15/2006		Y
Yanxia Luo Parttime	11/1/2005	12/31/2006			Y
Mingyue Luo	5/8/2005	5/8/2006		Y
Gang Ma	1/24/2005	1/23/2007		Y
Haiqing Ma	5/22/2002	5/21/2006		Y
Jia Ma	8/1/2005	3/31/2006		Y
Jiabin Ma	6/1/2004	5/31/2006		Y
Jincheng Ma	10/15/2004	10/14/2006		Y		Y
Jinxin Ma	5/19/2004	5/18/2006		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Lei Ma	12/9/2005	12/8/2007	Y
Lipeng Ma	1/24/2005	1/23/2007		Y
Lin Ma	5/23/2005	5/22/2007		Y
Ruzhong Ma	7/10/2005	7/9/2007		Y
Shumin Ma	11/6/2003	11/5/2005		Y
Shuang Ma	3/28/2005	3/27/2007			Y
Wenqin Ma Parttime	1/9/2006	3/31/2006			Y
Xiaodong Ma	9/11/1999	9/10/2005		Y
Yankun Ma	5/30/2005	5/29/2008		Y
Yifan Ma	7/18/2002	1/1/2007		Y
Yuehua Ma	9/6/2005	9/5/2007		Y
Linrui Mao	7/19/2005	7/18/2007		Y
Ping Mei	1/5/2006	1/4/2008	Y
Ling Meng	1/9/2006	1/8/2008	Y
Lingbo Meng	12/8/2005	12/7/2007	Y
Lingping Meng	2/16/2006	2/15/2008	Y
Qingfeng Meng	3/23/2004	3/22/2006		Y
Ya Meng	10/11/2004	10/10/2006		Y		Y
Shuangli Mi	4/18/2005	4/17/2006			Y
Mouxin Mo	8/16/2004	8/15/2006		Y
Weiling Ni	2006.02.23	2008.02.22	Y			Y
Xiongjian Ni	2/16/2005	2/15/2007		Y
Yan Ni	12/19/2005	12/18/2007		Y
Niufang Nian	10/22/2003	10/21/2007		Y
Dalong Nie	12/1/2005	12/1/2007			Y
Rui Nie	2/20/2006	2/19/2008	Y
Chuntang Pan	5/26/2004	5/25/2006		Y
Naiqiang Pan	8/1/2005	3/31/2006	Y
Yang Pan	11/5/2004	11/4/2006		Y
Zhaohui Pan	8/1/2005	3/31/2006		Y
Cheng Peng	9/12/2005	9/11/2007		Y
Jianfeng Peng	8/3/2004	8/2/2006		Y
Qingguo Peng	3/3/2005	3/2/2007		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Xu Peng	3/28/2005	3/27/2007			Y
Yuanming Peng	8/8/2005	8/7/2007		Y
Hui Qi	11/22/2004	11/21/2006		Y
Wei Qi Parttime	12/12/2005	12/11/2007			Y
Guilan Qi	7/21/2005	7/20/2007		Y
Hong Qi	4/4/2005	4/3/2007		Y
Jing Qi	11/5/2003	11/4/2005		Y
Xiaolong Qian	11/10/2003	11/9/2007		Y
Yu Qiao	11/15/2004	11/14/2006		Y		Y
Xiaoling Qin	2/19/2001	2/18/2007		Y
Yongkang Qin	9/12/2005	9/11/2007		Y
Zhi Qu	5/20/2002	5/20/2005			Y
Mingquan Rao	2/23/2004	2/22/2006		Y
Chuyu Ren	11/21/2005	11/20/2007		Y
Guangjin Ren	8/1/2005	8/1/2007			Y
Xuewei Ren	2/7/2006	2/6/2008	Y
Yan Ren	9/6/2004	9/5/2006		Y		Y
Lixian Rong	2/10/2006	3/10/2006			Y
Rong Rong	1/31/2005	1/30/2007		Y
Jiajun Ruan	2/23/2004	2/22/2006		Y
Tie Ruan	7/11/2005	7/10/2007		Y
Huibo Shang	12/22/2004	12/21/2007		Y
Xinyong Shang	1/31/2005	1/30/2007		Y
Bin Shao	5/16/2005	5/15/2007		Y
Jian Shao	11/21/2005	11/20/2007		Y
Haiwei Shen	2/16/2006	2/15/2008	Y
Xueyin Shen	10/29/2003	10/28/2007		Y
Cuixia Shen	1/1/2006	4/30/2007		Y
Hao Shen	9/5/2005	9/4/2007		Y
Hao Shen	11/21/2005	11/20/2007		Y
Jing Shen	9/28/2003	9/27/2007		Y
Quanyu Shen	1/12/2005	1/11/2006			Y
Shaojuan Shen	5/16/2005	5/15/2007		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Minzhi Sheng	7/20/2005	7/19/2007		Y
Jiansheng Shi	7/30/2001	7/30/2007		Y
Huayu Shi	4/14/2003	4/14/2007		Y
Shangqing Shi	1/23/2006	1/22/2008	Y
Chaojiang Shi	7/25/2005	7/24/2007		Y
Quan Shi	10/28/2005	10/27/2007		Y
Hongmei Shi	12/13/2004	12/12/2006		Y
Kui Song Parttime	11/1/2005	12/31/2006			Y
Ming Song Parttime	9/1/2005	6/30/2006			Y
Jing Su	7/1/2003	6/30/2007		Y
Ying Su	1/2/2003	1/1/2007		Y
Xing Su	4/5/2005	4/4/2008		Y
Huarong Sui	7/16/2002	7/15/2006		Y
Dongkai Sun	1/23/2006	1/22/2008	Y
Guangwei Sun	3/31/2003	3/30/2007		Y
Kangqi Sun Parttime	2/13/2006	12/12/2006			Y
Meng Sun	12/5/2005	12/4/2007	Y
Qi Sun	2/17/2006	2/16/2008	Y
Tao Sun	8/17/2004	8/6/2006		Y
Xiaoxia Sun	2/13/2006	2/12/2008	Y
Xiaoming Sun	7/13/2005	7/12/2006			Y
Yanhui Sun	9/20/2004	9/19/2006		Y
Yan Tan	3/7/2005	3/6/2007		Y
Zhongcheng Tan	7/11/2005	7/10/2007		Y
Guangchao Tan	8/23/2004	8/22/2006		Y
Yuan Tan	4/11/2005	4/10/2007		Y
Huaqin Tang	2/4/2004	2/3/2006		Y
Junxing Tang	2/13/2006	2/12/2008	Y
Mi Tang	5/16/2005	5/15/2007		Y
Sichen Tang Parttime	11/1/2005	12/31/2006			Y
Xiantao Tang	1/20/2006	1/19/2008	Y
Zhengmei Tang	2/13/2006	2/12/2008	Y
Ye Tao	11/17/2003	11/16/2007		Y		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Yun Teng	2/13/2006	2/12/2008	Y
Jing Tian	9/19/2005	9/18/2007		Y
Ruiying Tian	3/24/2004	3/23/2006		Y
Yongyi Tian	3/28/2005	3/27/2007	Y
Tonggulaga	1/4/2006	1/3/2008		Y
Hua Wan	1/10/2005	1/9/2007		Y
Xuefan Wan	11/16/2004	11/15/2006			Y
Caihong Wang	2/13/2006	2/12/2008	Y
Qingqing Wang	5/23/2005	5/22/2007		Y
Qinghua Wang	12/15/2003	12/15/2005		Y
Bo Wang	2/24/2004	2/23/2006		Y
Chaoyong Wang	2/7/2006	2/6/2008	Y
Chenting Wang	9/16/2004	9/15/2006			Y
Cheng Wang	1/9/2006	1/8/2008	Y
Chengcheng Wang	4/4/2005	4/3/2007		Y
Chengying Wang	3/17/2004	3/16/2006		Y
Chong Wang	5/24/2005	5/23/2007		Y
Chong Wang	7/6/2005	7/5/2008		Y
Chunhui Wang	12/29/2005	1/14/2008		Y
Chunpeng Wang	7/13/2005	7/12/2006			Y
Dalong Wang	5/16/2005	5/15/2007		Y
Dongyuan Wang	6/14/2005	6/13/2007		Y
Dong Wang	10/17/2005	10/16/2007		Y
Fei Wang	9/13/2004	9/12/2006		Y		Y
Guiying Wang	11/15/2004	11/14/2006		Y
Guoqiang Wang	11/1/2004	11/1/2006		Y		Y
Haihong Wang	8/23/2004	8/22/2006		Y
Haiyan Wang	4/5/1999	4/3/2007		Y
Haiying Wang	4/22/2004	4/21/2006		Y
Hao Wang Parttime	12/20/2005	5/1/2007			Y
Hongbo Wang	3/1/2005	3/1/2007		Y
Hong Wang	1/1/2006	4/30/2007		Y
Huan Wang	11/14/2005	11/13/2007		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Huan Wang	10/17/2005	10/16/2007		Y
Hui Wang	10/8/2003	10/7/2007		Y
Jibo Wang	1/4/2006	1/3/2008	Y
Jiande Wang	8/12/2004	8/11/2006		Y
Jingjing Wang	5/16/2005	5/15/2008		Y
Juan Wang	8/29/2005	8/28/2007		Y
Juan Wang	8/1/2005	3/31/2006		Y
Junpeng Wang	9/18/2001	9/16/2007		Y		Y
Lei Wang	11/14/2005	11/13/2007			Y
Li Wang	7/11/2005	7/10/2007		Y
Lichao Wang	5/23/2005	5/22/2006		Y
Lin Wang (1)	1/14/2005	1/13/2007		Y
Long Wang	12/16/2003	12/15/2005		Y
Mingxia Wang	7/5/2004	7/4/2007		Y
Pengwei Wang	11/17/2005	11/16/2007	Y
Peng Wang	6/28/2004	6/27/2006		Y
Peng Wang (1)	3/21/2005	3/20/2007		Y
Qifeng Wang	4/21/2004	4/20/2006		Y
Senlin Wang	11/3/2003	11/2/2007		Y
Tao Wang	12/14/2004	12/13/2006		Y
Tingting Wang	1/10/2005	1/9/2007		Y
Wei Wang	5/19/2005	5/18/2007		Y
Weihua Wang	10/9/2004	11/15/2007		Y
Wei Wang	3/23/2005	3/22/2007		Y
Wenhao Wang	10/8/2004	10/7/2006		Y
Wenlai Wang	3/29/2004	3/28/2007		Y		Y
Xia Wang	12/8/2003	12/7/2005		Y
Xiangrong Wang	2/5/2006	2/4/2008	Y
Xiaobo Wang	7/5/2004	7/4/2006		Y
Xiaochun Wang	7/7/2005	7/6/2008			Y
Xiaofang Wang	11/29/2004	11/28/2006		Y
Xiaoliang Wang	8/1/2005	3/31/2006		Y
Xinyi Wang	3/28/2005	3/27/2007		Y
Xiumei Wang	8/1/2005	3/31/2006		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Xuefeng Wang	12/15/2005	12/14/2007	Y
Yan Wang	12/12/2005	12/11/2007		Y		Y
Yan Wang	9/26/2005	9/25/2007		Y
Ye Wang	4/18/2005	4/17/2006			Y
Yi Wang	5/17/2005	5/16/2007		Y
Yi Wang	10/28/2004	10/27/2006		Y
Ying Wang	5/16/2005	5/15/2007		Y
Yong Wang	10/30/2003	10/29/2007		Y
Yuxi Wang	4/4/2005	4/3/2007		Y
Yu Wang	1/1/2006	4/30/2007		Y
Yuxi Wang	2/1/2005	1/31/2007		Y
Zhenyu Wang Parttime	2006.02.20	2008.02.19	Y
Ke Wei	7/15/2004	7/14/2006		Y
Li Wei	3/15/2004	3/14/2006		Y
Tun Wei	12/23/2005	12/22/2007	Y
Wei Wei	1/24/2005	1/23/2007		Y
Xie Wei	4/4/2005	4/3/2007		Y
Xinyan Wei	11/21/2003	11/20/2007		Y
Zhongyuan Wei	2/16/2004	2/15/2006		Y
Jian Wu	3/17/2003	3/16/2005		Y
Di Wu	2/20/2006	6/19/2006			Y
Ge Wu	2/24/2005	2/23/2007		Y
Guangze Wu	3/30/2004	3/29/2006		Y
Hao Wu	4/8/2005	4/7/2007		Y
Hao Wu	2/28/2005	2/27/2007		Y
Jingjing Wu	11/11/2002	11/10/2006		Y
Jing Wu	10/21/2004	10/20/2006		Y
Junliang Wu	11/28/2005	11/27/2007			Y
Min Wu	2/28/2003	2/27/2005		Y
Wenxue Wu	4/9/2000	4/7/2006		Y
Xiaoli Wu	7/18/2005	7/17/2007		Y
Yan Wu	5/13/2004	5/12/2006		Y
Ying Wu	7/19/2004	7/18/2006		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Ling Wu	1/9/2006	1/8/2008	Y
Qigeng Xi	11/29/2004	11/28/2006		Y
Gen Xiao	6/17/2002	6/16/2006		Y
Hongbin Xiao	10/30/2003	11/2/2007		Y
Zhaoqian Xiao	8/23/2004	8/22/2006		Y
Lichao Xie Parttime	2/20/2006	2/19/2008			Y
Limin Xie	1/1/2006	4/30/2007		Y
Rong Xie	11/29/2004	11/28/2006		Y
Wenkai Xie	5/16/2005	5/15/2007		Y
Xiaofeng Xie	8/31/2004	8/31/2006			Y
Xingyan Xie	7/6/2005	7/5/2008		Y
Zhiguang Xie	3/3/2004	3/2/2006		Y
Zhongying Xie	1/23/2006	1/22/2008			Y
Botao Xing	3/31/2003	3/30/2007		Y
Fugang Xu	3/19/2004	3/18/2006		Y
Haidong Xu	2/10/2003	2/8/2007		Y
Haiying Xu	6/13/2005	6/12/2007		Y
Hongbo Xu	4/8/2005	4/7/2007		Y
Jie Xu	12/15/2004	12/14/2006		Y
Jing Xu	1/10/2006	1/9/2008	Y
Jing Xu	4/19/2004	4/18/2006		Y
Liufang Xu	12/5/2005	12/4/2007		Y
Nan Xu	5/16/2005	5/15/2007			Y
Wei Xu	12/26/2005	12/25/2007		Y		Y
Xin Xu (1) Parttime	2/13/2006	2/12/2008			Y
Yudi Xu	2/24/2005	2/23/2007		Y
Yuhong Xu	11/22/2004	11/21/2005			Y
Bin Xu	3/29/2004	3/28/2006		Y
Jun Xu	12/5/2005	12/4/2007		Y
Xiaoyuan Xu	1/12/2006	1/11/2008	Y
Yanan Xu	11/25/2002	8/15/2006		Y
Chunying Xue	4/1/2005	4/1/2007		Y
Weiwei Xue	8/1/2005	8/1/2007		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Zhe Yan	9/28/2005	9/27/2007		Y
Ning Yan	4/16/2005	4/15/2007			Y
Ziyan Yan	12/2/2000	12/1/2005		Y
Bo Yang	6/1/2005	5/31/2007		Y		Y
Changyu Yang	5/11/2001	5/10/2007		Y
Fan Yang	9/9/2005	9/8/2007		Y
Haiyan Yang	4/19/2004	4/18/2006		Y
Jihua Yang	12/30/2005	12/29/2007		Y
Liyun Yang	4/26/2005	4/25/2007		Y
Pei Yang	2/17/2006	2/16/2008	Y
Qian Yang	1/10/2005	1/9/2007		Y
Ruijie Yang	1/4/2006	2/3/2006			Y
Xiaofei Yang	6/3/2004	6/2/2006		Y
Yuanlin Yang	11/1/2005	12/31/2006			Y
Xiaobin Yao	6/3/2004	6/2/2006		Y
Yunjuan Yao	10/8/2001	10/7/2005		Y
Zhonghua Yao	12/12/2005	12/11/2007	Y
Fangzheng Ye	2/17/2006	2/16/2008	Y
Liping Yi	7/21/2004	7/20/2006		Y
Ang Yi	8/9/2004	8/8/2006		Y
Jiankang Yi	4/16/2005	4/15/2007			Y
Wei Yi	9/7/2004	9/6/2006		Y
Jian Yin	6/18/2001	6/17/2007		Y
Qinlei Yin	3/26/2004	3/25/2006		Y
Cuizhu Yong	12/5/2005	12/4/2007		Y
Xiang You	12/1/2005	12/1/2007	Y
Bailin Yu	8/18/2005	8/17/2007		Y
Changqing Yu	9/27/2003	9/26/2007		Y
Fei Yu	6/15/2005	6/14/2007		Y
Feng Yu	6/1/2004	5/31/2006		Y
Jun Yu	8/1/2005	3/31/2006		Y
Liguo Yu	9/12/2005	9/13/2007		Y
Shiwei Yu	8/9/2004	8/8/2006		Y
Xiaoliang Yu	2/28/2005	2/27/2007		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Yang Yu	10/21/2005	10/20/2007		Y
Yang Yu	1/24/2005	1/23/2007		Y
Yao Yu	1/11/2005	1/10/2007		Y
Qian Yu	2/2/2004	2/1/2006		Y
Weiping Yu	7/14/2000	8/5/2006		Y
Le Yu	11/21/2005	11/20/2007	Y
Honghai Yu	1/4/2006	1/3/2008	Y
Jianlan Yu	4/21/2005	4/20/2008		Y
Xiaojun Yu	8/16/2004	8/15/2006		Y
Xiuyu Yun	3/23/2005	3/22/2008		Y
Hang Yuan	2/20/2006	2/19/2008	Y
Jigang Yuan	10/31/2003	10/28/2007		Y
Jie Yuan	3/29/2005	3/28/2007		Y
Xiaojie Yuan	12/3/2004	12/2/2006		Y
Feng Yue	1/1/2006	1/1/2008	Y
Yi Zeng	11/21/2005	11/20/2007		Y
Yi Zeng	7/13/2005	7/12/2007	Y
Wei Zhai	7/30/2001	7/29/2005		Y
Chao Zhang	3/16/2004	3/15/2006		Y
Dan Zhang	2/25/2004	2/4/2006		Y
Dechao Zhang Parttime	11/1/2005	12/31/2006			Y
Dike Zhang	3/21/2005	3/20/2007		Y
Guangpo Zhang	2/5/2006	2/4/2008	Y
Guoqin Zhang	3/21/2003	3/20/2007		Y
Haihong Zhang	4/5/2001	8/15/2006		Y
Haihong Zhang	3/4/2004	3/3/2007		Y
Haixia Zhang	12/16/2004	12/15/2006		Y
Hongyi Zhang	2/8/2006	2/7/2008	Y
Huatao Zhang	4/29/2005	4/28/2008		Y
Hui Zhang	10/17/2005	10/16/2007		Y
Jinduo Zhang	3/14/2005	3/13/2007		Y
Jinge Zhang	10/24/2005	10/23/2007		Y
Jingwei Zhang	1/6/2003	1/4/2007		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Juan Zhang	5/16/2005	5/15/2007			Y
Junlan Zhang	2/17/2006	2/16/2008	Y
Kun Zhang	3/7/2005	3/6/2007		Y
Kun Zhang	2/2/2004	2/2/2006		Y
Li Zhang	1/12/2005	1/11/2007		Y
Liquan Zhang	8/1/2005	3/31/2006		Y
Li Zhang	1/15/2005	1/14/2007		Y
Lihui Zhang	1/23/2006	6/30/2006			Y		Y
Linlin Zhang	11/3/2003	11/2/2005		Y
Ling Zhang (2003)	8/18/2003	8/18/2007		Y
Long Zhang	9/9/2002	9/7/2006		Y
Luchi Zhang	12/14/2005	12/13/2007	Y
Meng Zhang	12/8/2005	12/7/2007	Y
Nan Zhang	8/13/2005	8/12/2006			Y
Nan Zhang	1/16/2006	1/15/2008	Y
Qidong Zhang	8/20/2002	8/19/2007		Y
Qingan Zhang	10/10/2005	10/9/2007		Y
Rongsheng Zhang	9/12/2005	9/11/2007		Y
Rui Zhang	1/16/2006	1/15/2008	Y
Shengzhao Zhang	2/13/2006	2/12/2008	Y
Shizhe Zhang	8/26/2005	8/25/2007		Y
Wei Zhang	6/20/2005	6/19/2007		Y
Xianwei Zhang	11/18/2002	11/16/2006		Y
Xiang Zhang	3/25/2005	3/24/2007		Y
Xiaowei Zhang	7/12/2004	7/11/2006		Y
Xiaowen Zhang	9/12/2005	9/11/2007		Y
Xiaoyu Zhang	7/13/2005	7/12/2006			Y
Xiuli Zhang	2/18/2005	2/17/2007		Y
Xu Zhang	1/23/2006	1/22/2008	Y
Xuan Zhang	10/30/2003	10/29/2007		Y
Yan Zhang	5/16/2005	5/15/2007		Y
Yanjun Zhang	6/14/2004	6/13/2006		Y
Yan Zhang	5/16/2005	5/15/2007		Y
Yanpeng Zhang	8/1/2005	3/31/2006		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Yang Zhang	5/11/2005	5/10/2007		Y
Yi Zhang	7/17/2003	7/16/2007		Y
Yingrui Zhang	7/13/2005	7/12/2006			Y
Ying Zhang	7/7/2003	7/6/2007		Y
Yongge Zhang	12/13/2004	12/12/2006		Y
Yongli Zhang	7/2/2003	7/1/2007		Y
Yousheng Zhang	9/9/2005	9/8/2007		Y
Yuwei Zhang	3/28/2005	3/27/2007		Y
Yuanyuan Zhang	10/10/2003	10/9/2007		Y
Zhenggang Zhang	9/27/2004	9/26/2006		Y		Y
Zhi Zhang	1/10/2005	1/9/2007		Y
Zhihong Zhang	8/23/2005	1/31/2007			Y
Zhuo Zhang	5/31/2005	5/30/2007		Y
Jiang Zhang? Parttime	9/1/2005	12/31/2006			Y
Beili Zhao	11/7/2005	11/6/2007		Y
Disheng Zhao	2/13/2006	2/12/2008	Y
Dongbo Zhao	8/1/2005	8/1/2007			Y
Fang Zhao	2/21/2005	2/20/2007		Y
Hailong Zhao	9/28/2003	9/27/2007		Y
Hui Zhao	2/19/2004	2/18/2006		Y
Juan Zhao	1/9/2004	1/8/2008		Y
Liang Zhao	1/4/2006	1/3/2008	Y
Minghua Zhao	9/27/2004	9/26/2006		Y		Y
Ning Zhao	3/22/2005	3/21/2007		Y
Shaozhi Zhao	12/16/2003	12/15/2007		Y
Shunqiang Zhao	8/30/2004	8/29/2006		Y
Tian Zhao?	12/1/2004	12/1/2006		Y
Wenbo Zhao	3/11/2005	3/11/2006		Y
Xiaoning Zhao Parttime	2/5/2006	6/30/2006			Y		Y
Xiaoyan Zhao	1/1/2006	1/1/2008		Y
Xuan Zhao	4/1/2005	4/1/2007		Y
Yu Zhao	12/1/2005	12/1/2007		Y
Zhanqiang Zhao	10/17/2005	10/16/2007		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Zhiying Zhao	7/4/2005	7/3/2008		Y
Yan Zheng	8/1/2005	3/31/2006		Y
Hanfeng Zheng	2/6/2005	2/5/2007		Y
Lingli Zheng	7/18/2005	7/17/2007		Y
Wenping Zheng	2/16/2005	2/1/2007		Y
Xianming Zheng	12/17/2003	12/16/2006		Y
Xianghui Zheng	9/18/2000	9/17/2008		Y
Yijun Zheng	3/5/2000	3/4/2005		Y
Yong Zheng	2/15/2006	2/14/2008	Y
Liang Zhong	2/24/2005	2/23/2007		Y
Xia Zhong	6/16/2004	6/15/2006		Y
Yan Zhong	6/7/2004	6/6/2006		Y
Weiyan Zhong	2/20/2006	2/19/2008	Y
Aifang Zhou	11/16/2005	11/15/2007			Y
Cai Zhou	9/20/2005	9/19/2007		Y
Hongcheng Zhou	8/31/2005	8/30/2007		Y
Hongming Zhou	6/1/2005	5/31/2007		Y
Lizhe Zhou	6/20/2005	6/19/2007		Y
Rong Zhou	1/24/2005	1/23/2007		Y
Shengyu Zhou	10/31/2003	10/28/2007		Y
Shuqin Zhou	4/15/2000	3/8/2006		Y
Xiaochun Zhou	3/28/2005	3/27/2007			Y
Xiaoping Zhou	2/5/2006	2/4/2008			Y
Xuelian Zhou	12/5/2005	12/4/2007		Y
Yang Zhou	3/22/2005	3/21/2007		Y
Ying Zhou	7/30/2004	3/31/2005		Y
Yunguang Zhou	11/22/2001	11/20/2007		Y
Bin Zhou	9/1/2005	9/13/2007		Y
Jia Zhu	3/28/2005	3/27/2007			Y
Shenqi Zhu	9/20/2004	9/19/2006		Y
Tong Zhu	5/23/2005	5/22/2007		Y
Yingping Zhu	5/16/2005	5/15/2007		Y
Tianguang Zhu	4/11/2005	4/10/2007		Y
Yonghui Zhu	1/1/2006	12/31/2008		Y

Labor contracts with Employees in Beijing
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement, Non- disclosure and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Haiyan Zhuang	11/30/2005	11/29/2007		Y
Xiaoou Zhuang	11/4/2005	11/3/2007		Y
Changlin Zou	10/8/2005	10/7/2007		Y
Xiaotian Zou Parttime	1/19/2006	6/30/2006			Y		Y
Tian Zuo	1/11/2006	1/10/2008	Y
Ye Zuo	7/19/2004	7/18/2006		Y

Labor contracts with Employees in Wuhan
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Wenzhen Sun	2001.06.08	2007.06.07		Y
Qin Li	2002.06.03	2007.06.02		Y
Na Wang	2002.06.24	2007.06.23		Y
Liang Yu	2004.12.15	2006.12.14		Y
Gang Deng	2005.07.01	2008.06.30		Y
Ying Xiong	2005.08.01	2007.07.31		Y
Ming Zhang	2006.02.20	2007.02.19	Y
Yunfan Jiang	2003.03.19	2006.03.18		Y
Jialing Wu	2003.11.03	2005.11.02		Y
Dan Zhong	2004.06.16	2006.06.15		Y
Wenyan Wang	2004.08.02	2006.08.01		Y
Bin Yan	2004.04.26	2005.04.25		Y
Lin Sun	2003.03.24	2005.03.26		Y
Jing Peng	2005.03.01	2006.02.28		Y
Jing Yuan	2006.02.17	2007.02.16	Y
Minghan Qin	2005.07.01	2006.07.10			Y
Xiaojia Gao	2005.07.01	2006.07.10			Y
Deqiang Zhang	2005.07.01	2007.06.30			Y
Min Ouyang	2005.07.01	2006.12.31			Y

Labor contracts with Employees in Dalian
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Jihong Ma	7/19/2004	7/18/2006		Y
Dayan Jiang	9/13/2004	9/12/2006		Y
Liang Shi	9/13/2004	9/12/2006		Y
Jiaoyuan Li	9/27/2004	9/26/2006		Y
Yonghua Xie	9/27/2004	9/26/2006		Y
Xin Wang	10/8/2004	10/7/2006		Y
Daqing Li	10/13/2004	10/12/2006		Y
Zhongchen Liu	10/25/2004	10/24/2006		Y
Weixia Han	11/1/2004	10/31/2006		Y
Jian Liu	12/1/2004	11/30/2006		Y
Yan Yang	11/8/2004	11/7/2006		Y
Xiaoxin Wang	11/8/2004	11/7/2006		Y
Ligang Liu	11/8/2004	11/7/2006		Y
Li Zhang	11/15/2004	11/14/2006		Y
Bing Zhang	12/3/2004	12/2/2006		Y
Na Wang	12/13/2004	12/12/2006		Y
Fulei Zhang	12/16/2004	12/15/2006		Y
Yang Yang	12/20/2004	12/19/2006		Y
Hongkai Zhang	3/16/2005	3/15/2007		Y
Yu Fan	12/23/2004	12/22/2006		Y
Qiudan Zhou	12/27/2004	12/26/2006		Y

Labor contracts with Employees in Dalian
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Xinrui Yu	12/29/2004	12/28/2006		Y
Xiaoli Li	1/1/2005	12/31/2007		Y
Long Li	1/24/2005	1/23/2007		Y
Xingyi Qiao	2/28/2005	2/27/2007		Y
Yongyu Yang	3/3/2005	3/2/2007		Y
Yun Wang	3/3/2005	3/2/2007		Y
Hehua Di	3/11/2005	3/10/2006		Y
Linghua Lu	3/21/2005		Y
Lei Li	4/1/2005	3/31/2007		Y
Zhenyu Lan	4/4/2005	4/3/2007		Y
Farnaz Farid	4/11/2005	4/10/2007		Y
Tingxiu Jiang	5/8/2005	5/7/2007		Y
Lin Cong	6/6/2005	6/5/2007		Y
Hongrun Wang	6/15/2005	6/14/2007		Y
Suzette Mercado Aquisap	6/17/2005	6/16/2007		Y
Chuan Wu	6/20/2005	6/19/2007		Y
Fei Wu	2005 6 24	6/23/2007		Y
Bo Yang	2005 6 27	6/26/2007		Y
Zhiling Ma	6/28/2005	6/27/2007		Y
Yijing Zhang	6/28/2005	6/27/2007		Y
Dongliang Zhang	6/28/2005	6/27/2007		Y
Shuang Xu	6/28/2005	6/27/2007		Y

Labor contracts with Employees in Dalian
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Fanyu Zhang	6/28/2005	6/27/2007		Y
Shengsong Chen	7/1/2005	6/30/2007		Y
Ruijian Zhou	7/11/2005	7/10/2007		Y
Xuhui Liu	7/15/2005	7/14/2007		Y
Minzhen Zheng	7/18/2005	7/17/2007		Y
Yong Xu	7/18/2005	7/17/2007		Y
Anthony T. Ramirez	7/29/2005	7/28/2007		Y
Guanglin Zhang	8/4/2005	8/3/2007		Y
Xiaofei Chen	8/8/2005	8/7/2007		Y
Xiang Li	8/10/2005	8/9/2007		Y
Jianfeng Dong	8/12/2005	8/11/2007		Y
prabhu balan	8/19/2005	8/18/2007		Y
Zhuo Wang	8/15/2005	8/14/2007		Y
Haixian Cheng	8/22/2005	8/21/2007		Y
Bo Li	8/25/2005	8/24/2007		Y
Li Zhao	8/25/2005	8/24/2007		Y
Arlene T. liu	9/7/2005	9/6/2007		Y
Resty A. Arguelles	9/7/2005	9/6/2007		Y
Chao Meng	9/9/2005	9/8/2007		Y
Bo Wu	9/12/2005	9/11/2007		Y
Hu Zhou	9/12/2005	9/11/2007		Y
Yu Wang	9/28/2005	9/27/2007		Y

Labor contracts with Employees in Dalian
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Fuquan Yang	10/8/2005	10/7/2007		Y
Guevara Francis	10/9/2005	10/8/2007		Y
Jiawen Zhu	10/9/2005	10/8/2007		Y
Liang Chen	10/11/2005	10/10/2007		Y
Lin FuiJin	10/20/2005	10/19/2007		Y
Liming Dou	11/14/2005	11/13/2007		Y
Naidi Li	11/14/2005	11/13/2007		Y
Grace Aglubat	11/14/2005	11/13/2007		Y
Yang Wu	11/16/2005	11/15/2007		Y
JIesheng Cheng	11/21/2005	11/20/2007		Y
Jin Zhou	11/26/2005	11/25/2007		Y
Haoyang Liu	11/30/2005		Y
Hao Ren	12/6/2005	12/5/2007		Y
Dawei Pan	12/14/2005	12/13/2007		Y
Shuang Wang	12/20/2005	12/19/2007		Y
Yan Yang	12/22/2005	12/21/2007		Y
Weiyi Xia	12/26/2005		Y
Binbin Zhang	12/31/2005	12/30/2007		Y
Tingting Mao	1/4/2006	1/3/2008		Y
Xiejun Sun	1/4/2006	1/3/2008		Y
Wei Li	1/4/2006	1/3/2008		Y
Longshan Zhang	1/4/2006	1/3/2008		Y

Labor contracts with Employees in Dalian
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Jian Gao	2/7/2006	2/6/2008		Y
Yannian Wang	2/8/2006	2/7/2008		Y
Zhiren Fu	2/8/2006	2/7/2008		Y
Haipeng Na	2/13/2006	2/12/2008		Y
Ying Wang	2/13/2006	2/12/2008		Y
Mingcan Liu	2/13/2006	5/30/2007		Y
Zhigang Liu	2/17/2006	2/16/2008		Y
Chunlei Zhao	2/22/2006	2/21/2008		Y
Qi Wang	3/2/2006		Y
Yajing Yang	11/1/2004	10/31/2006		Y
Tianchao Xie	2/2/2005	2/1/2007		Y
Xiaonmei Yang	5/16/2005	5/15/2007		Y
Hua Jin	7/4/2005	7/3/2007		Y
Lewis, John Randall Parttime	6/13/2005				Y
Laijun Deng	8/22/2005	8/21/2007		Y
Dan Liu	9/1/2005	8/31/2007		Y
Yin Jiao	10/8/2005	10/7/2007		Y
Dongning Shi Parttime	11/10/2005				Y
Yanqiu Liu	2/5/2006		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Ying hang	1999.7.1	2006.7.1		Y
Yi Zhou	1999.7.1	2007.6.30		Y
Jianxin Lu	1999.5.2	2006.6.31		Y
Ying Lu	1999.7.1	2006.7.14		Y
Xianying Lu	1999.7.1	2007.6.30		Y
Liangjun Fei	1999.5.2	2006.6.31		Y
Lin Ye	2001.5.25	2006.5.24		Y
Chunlei Li	2001.6.15	2006.6.4		Y
Huiqin Wang	2001.9.3	2007.9.2		Y
Haiyan Wang	2002.3.27	2006.5.14		Y
Wei Gao	2002.6.10	2006.6.9		Y
Yan Gu	2002.6.3	2006.6.2		Y
Yongxin Que	2002.7.8	2006.7.7		Y
Jianmin Gao	2002.10.10	2006.10.9		Y
Huixia Yang	2003.1.6	2008.1.5		Y
Ye Wang	2003.3.6	2006.6.4		Y
Yuanming Hou	2003.3.17	2006.6.30		Y		Y
Huan Wang	2003.5.9	2007.5.8		Y
Runhua Chi	2003.5.13	2006.5.12		Y
Dong Yu	2003.5.27	2007.5.26		Y
Yuanyuan Liu	2005.6.13	2007.6.12		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Zhigang Dai	2003.7.16	2006.7.15		Y		Y
Xiaojian Wang	2003.7.21	2007.7.20		Y
Rong Luo	2003.8.19	2006.8.18		Y
Feifei Cai	2003.8.28	2007.8.27		Y
Wenjing Cai	2003.9.22	2006.10.15		Y
Xiaoqin Wu	2003.9.22	2007.9.21		Y
Yue Zhao	2003.11.26	2006.11.25		Y
Juan Lin	2003.12.1	2008.11.30		Y
Zhu Zhu	2003.12.1	2006.11.30		Y
Xiuhua Pan	2003.12.22	2006.12.21		Y
Wenfei Zhang	2006.1.5	2008.1.4		Y
Guanghui Li	2004.2.16	2006.2.15		Y		Y
Xi Zhou	2004.3.1	2006.2.28		Y
Ling Hu	2004.3.2	2006.7.15		Y
Changxiong Guo	2004.3.15	2006.3.14		Y
Jun He	2004.4.12	2006.4.11		Y
Wei Ge	2004.4.19	2006.7.14		Y
Guang Yang	2004.4.19	2006.7.14		Y
Yun Tang	2004.4.19	2006.7.14		Y
Mei Zhang	2004.4.20	2006.7.19		Y
Jingle Fan	2004.5.9	2006.5.8		Y
Lijing Qiu	2004.5.10	2006.7.14		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Xin Wang	2004.5.10	2007.8.2		Y
Mingpin Ni	2004.5.14	2005.12.31		Y
Yiwei Tao	2004.5.17	2006.7.15		Y
Wenting Wang	2004.5.17	2008.7.15		Y
Jing Xu	2004.5.17	2007.7.15		Y
Xiaodong Ma	2004.5.17	2007.7.15		Y
Jun Pang	2004.5.17	2007.7.15		Y
Minhua Gao	2004.5.17	2007.7.15		Y
Xiaofeng Cai	2004.5.25	2006.5.24		Y
Libin Yang	2004.6.21	2006.6.20		Y
Hua Lan	2004.6.15	2006.6.14		Y
Beijun Xia	2004.6.28	2006.6.27		Y
Jia Li	2004.7.5	2007.7.4		Y
Jian Hu	2004.7.5	2006.7.5		Y
Hao Li	2004.7.12	2007.5.17		Y
Tao Liu	2004.7.19	2007.7.18		Y
Rui Shen	2004.7.26	2006.7.25		Y
Zhihua Zhou	2004.7.20	2006.7.19		Y
Linyuan Shen	2004.7.21	2007.8.31		Y
Jun Liu	2004.7.26	2007.7.27		Y
Lu Yang	2004.8.4	2006.8.3		Y
Huaiyi Liao	2004.8.13	2006.8.12		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Yimin Zhang	2004.8.30	2007.8.29		Y
Xiankun He	2004.8.30	2007.8.29		Y
Yeting Huang	2004.9.1	2007.8.30		Y
Yu Zhang	2004.9.1	2007.8.30		Y
Hao Zhu	2004.9.20	2006.6.30		Y
Ye Song	2004.10.8	2007.10.7		Y
Dan Mao	2004.10.10	2007.10.9		Y
Wenqi Lou	2004.6.8	2006.10.14		Y
Hongyan Liu	2004.11.8	2007.11.7		Y
Dan Wang	2004.11.15	2007.11.14		Y
Lin Chen	2004.11.15	2007.11.14		Y
Wei Wu	2004.11.26	2007.2.28		Y
Leilei Wang	2004.12.13	2007.3.15		Y
Qingbo Xia	2005.1.4	2008.1.3		Y
Lihua Zhang	2004.12.27	2006.12.26		Y
Ji Shen	2005.1.5	2007.1.5		Y
Wenzhen Chen	2005.1.17	2008.1.17		Y
Jie Li	2005.1.6	2008.3.14		Y
Fang Xin	2005.1.11	2008.1.10		Y
Li Wen	2004.12.24	2006.12.31		Y
Beibei Liang	2005.1.24	2007.1.23		Y
Yanqing Mao	2005.1.24	2007.1.23		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Min Ling	2005.2.21	2007.2.15		Y
Zhenhua Zhai	2005.4.1	2006.3.31		Y
Jiongmin Sun	2005.2.16	2008.2.15		Y		Y
Jie Chen	2005.2.28	2007.2.27		Y
Jia Xie	2005.2.28	2007.2.27		Y
Jieyi Shen	2005.2.28	2007.7.31		Y
Xiaohui Dai	2005.2.28	2008.6.30		Y
Wenjuan Zhang	2005.3.3	2007.6.30		Y
Wenfei Fan	2005.3.7	2007.2.6		Y
Shaoxin Yan	2005.3.8	2008.3.7		Y
Xinrong Yuan	2005.3.7	2006.3.7		Y
Bo Zhang	2005.3.21	2007.3.20		Y
Ying Jiang	2005.3.22	2007.6.30		Y
Lili Hu	2005.3.24	2007.3.23		Y
Weijia Xie	2005.3.24	2007.3.23		Y
Yujuan Wang	2005.3.23	2007.8.19		Y
Yugang Wu	2005.3.23	2007.5.31		Y
Weida Shi	2005.3.23	2007.5.31		Y
Yong Sun	2005.3.23	2007.5.31		Y
Qingyu Yang	2005.3.28	2007.3.27		Y
Rongbin Bian	2005.4.1	2006.3.31		Y
Jian Kang	2005.4.1	2007.3.31		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Zhao Luo	2005.4.1	2007.3.31		Y
Yin Tang	2005.4.1	2007.3.31		Y
Jue Zhang	2005.4.1	2007.3.31		Y
Chong Xu	2005.4.25	2008.4.25		Y
Lijia Kou	2005.4.6	2007.4.5		Y
Ting Cao	2005.4.11	2007.4.10		Y
Yan Li	2005.4.11	2007.4.10		Y
Jiali Xu	2006.1.4	2008.1.3		Y
Rui Li	2005.4.11	2007.4.10		Y
Xiaoming Wang	2005.4.11	2007.4.11		Y
Zijian Cao	2005.7.1	2008.7.1		Y
Ling Hu	2005.4.5	2006.4.4		Y
Xiaofeng Lei	2005.4.18	2006.4.18		Y
Zhongqi Yang	2005.4.18	2007.4.17		Y
Jianhua Zhang	2005.4.18	2007.4.17		Y
Ling Zhao	2005.4.20	2007.4.20		Y
Jun Sun	2005.4.20	2007.4.20		Y
Hairong Qin	2005.4.25	2006.4.25		Y
Jingchun Mei	2005.4.25	2007.4.25		Y
Yun Pan	2005.5.8	2007.5.7		Y
Min Shen	2005.5.16	2007.5.15		Y
Baoqing Bei	2005.5.16	2007.8.15		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Yin Yu	2005.5.16	2007.5.15		Y
Ben Shen	2005.5.18	2006.5.18		Y
Jiaming Ma	2005.5.18	2007.8.17		Y
Lu Zhang	2005.5.24	2008.5.24		Y
Yiming Cao	2005.5.25	2006.5.25		Y
Xiang Zhou	2005.6.1	2008.5.31		Y
Yinying Ni	2005.5.30	2007.6.30		Y
Yonghui Wang	2005.5.30	2006.5.29		Y
Jian Qiu	2005.6.20	2007.6.20		Y
Zhiqiang Chen	2005.6.1	2006.6.1		Y
Hua Qu	2005.6.1	2007.5.31		Y
Huan Xie	2005.6.1	2007.5.31		Y
Chunxiao Cai	2005.6.1	2007.6.30		Y
Li Qian	2005.6.1	2007.6.30		Y
Lu Han	2005.6.1	2007.6.30		Y
Jian Wang	2005.6.6	2007.6.6		Y
Rong Long	2005.6.4	2006.6.3		Y
Qingli Zhang	2005.6.17	2007.6.16		Y
Huawei Chen	2005.6.20	2008.6.20		Y
Jin Yi	2005.6.20	2007.6.20		Y
Youxing he	2005.6.20	2007.6.19		Y		Y
Bing Wei	2005.6.20	2007.6.19		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Wei Xu	2005.6.20	2007.9.19		Y
Jing Zhan	2005.6.20	2007.9.19		Y
Qing Li	2005.6.21	2007.6.20		Y
Wei Peng	2005.6.21	2007.6.20		Y
Qiang Liu	2005.7.11	2008.7.11		Y
Qirui Zhang	2005.6.24	2007.6.21		Y
Zhou Zhou	2005.6.27	2007.6.26		Y
Di Wu	2005.7.5	2008.7.5		Y
Zhenhua ma	2005.6.27	2007.8.7		Y
Haihong Sheng	2005.6.27	2007.8.7		Y
Jiayun Li	2005.6.27	2007.8.7		Y
Zhaoxia Shang	2005.6.27	2007.8.7		Y
Ting Wang	2005.6.27	2007.8.7		Y
Wenxiao Zhu	2005.6.27	2007.8.7		Y
Xi He	2005.6.27	2007.8.7		Y
Lei Zhang	2005.6.27	2007.8.7		Y
Yongna Li	2005.6.27	2007.8.7		Y
Leilei Liu	2005.6.27	2007.8.7		Y
Peiyuan Zhu	2005.6.27	2007.8.7		Y
Dongliang Zhang	2005.6.29	2007.6.27		Y
Zhiling Ma	2005.6.29	2007.6.27		Y
Shuang Xu	2005.6.29	2007.6.27		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Ruijin Zhang	2005.6.29	2007.6.27		Y
Yijing Zhang	2005.6.29	2007.6.27		Y
Jing Xu	2005.7.1	2007.6.30		Y
Rongzhou Zheng	2005.7.4	2007.7.3		Y
Yinyin Gu	2005.7.4	2007.7.3		Y
Baolei Li	2005.7.4	2007.7.3		Y
Yixin Chen	2005.7.5	2007.7.4		Y
Jiechun Wang	2005.7.1	2008.7.1		Y
Xi Yang	2005.7.1	2008.7.1		Y
Xiwen Xue	2005.7.1	2008.7.11		Y
Sicheng Zhang	2005.7.1	2008.7.1		Y
Sihua Shao	2005.7.11	2008.7.11		Y
Fengmao Wang	2005.7.11	2008.7.11		Y
Shaobin Wang	2005.7.20	2008.7.20		Y
Hanlin Chen	2005.7.11	2008.7.11		Y
Jun Zhang	2005.7.11	2008.7.11		Y
Tairan Chen	2005.7.12	2008.7.11		Y
Siran Huang	2005.7.12	2007.7.11		Y
Yuan Liu	2005.7.18	2008.7.18		Y
Yuwen Ji	2005.7.14	2006.7.14		Y
Wenbin Zhong	2005.7.14	2006.7.14		Y
Lifu Chen	2005.7.1	2008.10.8		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Wanshan Tao	2005.8.29	2008.8.29		Y
Wen Li	2005.7.18	2006.6.30		Y
Yong Chen	2005.7.18	2007.7.17		Y
Gen Ji	2005.7.18	2006.7.18		Y
Qingtian Wang	2005.7.20	2007.7.20		Y
Yan Shen	2005.7.20	2007.7.19		Y
Shuzhe Pan	2005.8.1	2007.10.31		Y
Yi Lu	2005.7.25	2006.7.24		Y
Yao Wang	2005.7.25	2007.7.24		Y
Xing Yin	2005.7.25	2007.7.24		Y
Hong zhao	2005.7.25	2007.7.25		Y
Xiang Fei	2005.7.26	2007.7.25		Y
Zhao Zhang	2005.8.15	2007.8.14		Y
Weisong Wang	2005.8.15	2007.8.15		Y
Enyi Ai	2005.8.8	2007.8.8		Y
Ziheng Wang	2005.8.1	2007.7.31		Y
Xiaoxin Huang	2005.8.1	2007.7.31		Y
Tao Han	2005.8.1	2007.7.31		Y
Ting Li	2005.8.1	2007.7.31		Y
Beifang Hou	2005.8.1	2007.7.31		Y
Honge Tang	2005.8.1	2007.7.31		Y
Wei Xi	2005.8.1	2007.7.31		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Dong Li	2005.8.1	2007.7.31		Y
Danqing Xu	2005.8.1	2007.7.31		Y
Jing Wu	2005.8.1	2006.7.31		Y
Juanjuan Li	2005.8.1	2007.7.31		Y
Qiang Chi	2005.8.1	2007.7.31		Y
Yuxiang Chen	2005.8.1	2007.7.31		Y
Shanshan Zhao	2005.8.1	2007.7.31		Y
Chunhua Duan	2005.8.1	2007.7.31		Y
Mengjuan Xia	2005.8.1	2007.10.31		Y
Qingrui Wu	2005.8.1	2007.7.31		Y
Rui Yu	2005.8.8	2007.8.8		Y
Jingwei Zhang	2005.8.29	2008.8.29		Y
Jian Liu	2005.8.8	2007.8.8		Y
Xiaoqin Hu	2005.8.8	2007.8.7		Y
Wenjia Shao	2005.8.3	2006.8.3		Y
Wei Zhu	2005.8.8	2007.8.7		Y
Congyi Yuan	2005.8.22	2007.8.21		Y
Guanglin Zhang	2005.8.8	2007.8.3		Y
Jiawei Liu	2005.8.8	2007.8.7		Y
Chunfang Li	2005.8.8	2007.8.7		Y
Xiaomang Gu	2005.8.8	2007.8.7		Y
Suling Xu	2005.8.8	2007.8.7		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Yunyan Yu	2005.8.8	2007.8.7		Y
Jiacheng Gu	2005.8.22	2007.8.21		Y
Guocai Su	2005.8.15	2006.12.31		Y
Yinna Feng	2005.8.15	2007.8.14		Y
Baotai Wang	2005.8.15	2006.8.14		Y
Yushan Wang	2005.8.19	2007.8.18		Y
Bei Xu	2005.9.1	2008.9.1		Y
Rong Wang	2005.8.29	2006.8.28		Y
Dandan Chang	2005.8.29	2007.8.28		Y
Ming Xu	2005.9.12	2007.9.21		Y
Fei Huang	2005.8.31	2006.8.31		Y
Ning Tang	2005.9.12	2007.9.21		Y
Huyan Chen	2005.9.1	2007.8.31		Y
Bin Qian	2005.9.12	2007.9.21		Y
Zhengrong Zhu	2005.9.12	2007.9.21		Y
Hongbo Wang	2005.9.5	2006.9.5		Y
Zebei Huang	2005.9.5	2006.9.5		Y
Zhongxin Cao	2005.9.7	2006.9.7		Y
Qi Lu	2005.9.26	2007.9.25		Y
Zhiming Wang	2005.9.19	2007.9.18		Y
Jun Wang	2005.9.19	2007.9.18		Y
Jing Tang	2005.9.19	2006.9.18		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Bin Liu	2005.9.26	2006.9.25		Y
Zhuo Ma	2005.9.27	2008.9.26		Y
Wei Le	2005.10.8	2007.10.7		Y
Hua Zheng	2005.10.8	2007.10.7		Y
Baorui Wang	2005.10.8	2006.10.7		Y
Shaojun Li	2005.10.8	2006.10.7		Y
Kangyong An	2005.10.15	2006.10.14		Y
Huhua Wang	2005.10.17	2008.10.16		Y
Zhi Guo	2005.10.17	2008.10.16		Y
Yuanfeng Duan	2005.10.17	2007.10.16		Y
Guangpu Jia	2005.10.17	2007.10.16		Y
Luwen Wang	2005.10.17	2007.10.16		Y
Xiaodong Du	2005.10.25	2006.10.24		Y
Huajie Wu	2005.10.26	2006.10.25		Y
Lijun Fan	2005.10.27	2006.10.26		Y
Yaqing Yu	2005.11.1	2008.10.31		Y
Yaoli Ma	2005.11.1	2008.11.1		Y
Weiqing Ou	2005.11.1	2007.11.1		Y
Zhengbin Pan	2005.11.14	2006.11.14		Y
Huijun You	2005.11.21			Y
Wenge Ran	2005.11.21			Y
Muhua Jiang	2005.12.1	2006.11.30		Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Xiaoxu Yu	2005.12.6	2008.12.6		Y
Yadi Zhao	2005.12.6	2008.12.6		Y
Junnan Xu	2005.12.12	2008.12.12	Y
Zhe Zhou	2005.12.12	2008.12.12	Y
Yu Xie	2005.12.12	2006.12.12	Y
Lili Jiang	2005.12.19		Y
Jing Huang	2005.12.22	2008.12.21	Y
Wenbin Lin	2006.1.4	2008.1.3	Y
Yian Gao	2006.1.9	2009.1.9	Y
Jian Hu	2006.1.9	2008.1.8	Y
Guibin Fang	2006.1.16		Y
Liang Han	2006.2.5	2008.2.4	Y
Zhuojia Xu	2006.2.13	2008.2.12	Y
Chongwen Wang	2006.2.13		Y
Heng Zheng	2006.2.16		Y
Feiting Chen	2006.2.16				Y
Taigang Pang	2006.2.16		Y
Hui Zheng	2006.2.20		Y
Bo Wang	2006.2.20		Y
Xiaohong Zhang	2006.2.20	2007.2.19	Y
Mei Yang	2006.2.20	2008.2.19	Y
Mo Jia	2006.3.1	2007.3.1	Y

Labor contracts with Employees in Shanghai
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Ou Xu	2006.3.1	2008.3.1	Y
Lei Shen	2006.3.1	2007.3.1	Y
Wei Hou	2006.3.1	2007.2.28	Y
Dongping Yu	2006.3.1				Y
Xuan Cai					Y
Yu Fan					Y
Yang Xu					Y
Shuo Peng					Y
Xiaoqiang Gao					Y
Yanfei Chen					Y
Yifan Chen					Y
Ling Pan					Y
Shengyang Fan					Y
Yi Zhang					Y

Labor contracts with Employees in Changsha
Name	Time of Commencement	Maturity Date	Probationary Contract, Job Acceptance Agreement and Non- competition Agreement	Employment contract with salary agreement and non- disclosure and non- competition agreement	Temporary Labor Contract	Training Agreement (Peoplesoft)	Training Agreement (Siebel)
Yuqi Tian	2004.7	2006.3.31		Y
Yongfu Wu	2004.8	2006.3.31		Y
Peng Xiao	2003.8	2006.3.31		Y
Wei Zhu	2004.8	2006.3.31		Y
Xianmou Chen	2005.5	2006.3.31		Y
Runfa Mao	2005.6	2006.3.31		Y
Yuqian Chen	2005.6	2006.3.31		Y
Jianxin Wu	2005.7	2006.3.31		Y
Zhiming Chang	2005.8	2006.8.2		Y
Wei Xiong	2004.6	2006.3.31		Y
Yan Xie	2005.11	2006.11		Y
Lan Dong	2005.12	2006.12.26		Y
Yingbin Tang	2005.11	2006.3.31		Y
Luo Lei	2006.1	2006.3.31	Y
yuhua Yang	2006.2	2006.3.31	Y
Huichao Ouyang	2006.2	2006.3.31	Y
Zhiping Tang	2006.2	2006.6			Y
Lixia Xue	2005.11	2006.3.31			Y
Shicheng Xu	2005.8.17	2006.3.31			Y
Zhibiao Huang	2006.2.6	2006.6.31			Y
Jinlian Zou	2006.2.7	2006.6.32			Y
Xiao Liu	2006.3				Y

Section 3.25 Other Representations and Warranties Relating to the PRC Subsidiary

(b) Section 3.3(b) of this Disclosure Schedule is incorporated by reference to this Section 3.25(b).

(f) Section 3.3(b) of this Disclosure Schedule is incorporated by reference to this Section 3.25(f).

Section 3.26 Insurance

None of the Group Companies have fire and casualty insurance policies.

EXHIBIT C

AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

EXHIBIT D

INVESTOR WARRANTS

EXHIBIT E

LETTER AGREEMENT

EXHIBIT F

FOREIGN EXCHANGE REGISTRATION

Foreign Exchange Registration. The Holder hereby acknowledges and confirms that the following events are preconditions to the Holder receiving Shares upon the exercise of this Warrant/Option

(a) the Beijing bureau of the People’s Republic of China (“PRC”) State Administration of Foreign Exchange having begun to formally accept applications for foreign exchange registration for overseas investment by natural persons of the PRC pursuant to the Circular Hui Fa (2005) No. 75 (“Foreign Exchange Registration”); and

(b) delivery by the Holder to the Company of a duly signed Power of Attorney for use in connection with Foreign Exchange Registration in substantially the form attached hereto as Exhibit G (or in such form and substance as may be required by then applicable PRC Law).

Moreover, the Holder undertakes to take, or cause to be taken, any such actions as reasonably requested by the Company in order to complete Foreign Exchange Registration.

EXHIBIT G

Power of Attorney

Authorizing Person: Name:
ID Card:
Address:
Postal Code:
Telephone

Authorized Person: Name
ID Card:
Address:
Postal Code:
Telephone:

The authorizing person proposes to exercise the warrants obtained in accordance with the warrant executed with THINKPLUS INVESTMENTS LIMITED, an exempted Company under the laws of Cayman Islands (the “offshore companies”) in                     , 2006. If meeting the corresponding provisions set forth in the warrant, the authorizing person will acquire                  ordinary shares of the offshore company (accounting for             % of the company’s total stock capital). With respect to the exercise of the above warrant, the authorizing person hereby entrusts the authorized person to undergo the foreign exchange registration procedures.

The authority of the authorized person is limited to undergo the following maters on behalf of the authorizing person: submit the application; undergo the relevant formalities regarding statement, acknowledgement, modification or waiver; receive the notice, certificates, documents and other materials; and undergo other matters related to this foreign exchange registration.

Authorizing Person:                        (signature)

Date:                     , 2006

EXHIBIT H

INDEMNIFICATION AGREEMENTS

EXHIBIT I

NOTICES

To Sequoia:

2408 Air China Plaza

No. 36 Xiaoyun Road

Chaoyang District,

Beijing100027, China

Fax: +86-10-8447- 5669

Attention: Kui Zhou

To the Company, the BVI and PRC Subsidiaries and Button:

3F, Building 8

Zhongguancun Software Park

Haidian District, Beijing 100094, China

Fax: +86-10-8282-5268

Attention: Chen Shuning

To the Founders:

3/F Building 8

Zhongguancun Software Park

Haidian District, Beijing 100094, China

Fax: +86-10-8282-5268

To Legend:

10th Floor, Tower A

Raycom Info. Tech Center

No.2 Ke Xue Yuan Nan Lu

Zhong Guan Cun, Haidian District

Beijing, China 100800

Fax: +86-10-6250-9100

Attention: Mr. Wang Nengguang

To DCM:

c/o DCM—Doll Capital Management

2420 Sand Hill Road Suite 200

Menlo Park, California

USA 94025

Fax: +1-650-854-9159                         Email: rtheis@dcmvc.com

Attention: Robert I. Theis

AMENDMENT TO

SERIES B PREFERRED SHARE PURCHASE AGREEMENT

THIS AMENDMENT TO SERIES B PREFERRED SHARE PURCHASE AGREEMENT (the “Amendment”) is dated as of July 30, 2007, by and among Thinkplus Investments Limited, a company incorporated under the laws of Cayman Islands (the “Company”), and the other parties listed on the signature pages hereto (each, along with the Company, a “Party” and collectively, the “Parties”).

RECITALS:

(A)	The Parties have entered into that certain Series B Preferred Share Purchase Agreement dated as of April 28, 2006 (the “Purchase Agreement”).

(B)	The Parties desire to enter into this Amendment to supplement and amend the terms of the Purchase Agreement in consideration of the mutual covenants contained herein and other good and valuable considerations.

(C)	Capitalized terms not otherwise defined in this Amendment have the respective meanings ascribed to such terms in the Purchase Agreement.

AGREEMENT:

1.	Section 5.4 of the Purchase Agreement is hereby amended to read in its entirety as follows:

“Reserved.”

2.	References. On and after the effectiveness of this Amendment, each reference in the Purchase Agreement to “this Agreement,” “hereunder” or words of like import referring to the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended by this Amendment.

3.	Effectiveness. This Amendment shall become effective immediately upon the date hereof.

4.	Ratification. The Purchase Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

5.	GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN SUCH JURISDICTION, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

6.	Counterparts. This Amendment may be executed in one or more counterparts including counterparts transmitted by telecopier or facsimile, each of which shall be deemed an original, but all of which signed and taken together, shall constitute one document.

[The remainder of this page is intentionally left blank]

2

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

SERIES B INVESTORS:

SEQUOIA CAPITAL CHINA I, L.P.
SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.
SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.

By:	Sequoia Capital China Management I, L. P.
A Cayman Islands Exempted Limited partnership General Partner of Each

By:	SC China Holding Limited
A Cayman Islands limited liability company
Its General Partner

By:	Sinobond Global Limited, Director

By:	/s/ Jimmy
Name:	Jimmy Wong, an authorized signatory
Title:

SEQUOIA CAPITAL GROWTH FUND III
SEQUOIA CAPITAL GROWTH PARTNERS III
SEQUOIA CAPITAL GROWTH III PRINCIPALS FUND

By:	SCGF III Management, LLC
A Delaware Limited Liability Company
General Partner of Each

By:	/s/ Doug Leone
Managing Member

SIGNATURE PAGE TO AMENDMENT TO SERIES B PURCHASE AGREEMENT

3

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

SERIES B INVESTORS:

LC FUND II

By:	/s/ Chen Hao
Name:	Chen Hao
Title:	Managing Director

DCM IV, L. P.
DCM AFFILIATES FUND IV, L. P.

By:	DCM Investment Management IV, L. P.
its General Partner

By:	DCM International IV, Ltd.
its General Partner

By:	/s/ Ruby Lu
Ruby Lu, an authorized signatory

SIGNATURE PAGE TO AMENDMENT TO SERIES B PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

SERIES A INVESTORS:

LC FUND II

By:	/s/ Chen Hao
Name:	Chen Hao
Title:	Managing Director

DCM IV, L. P.
DCM AFFILIATES FUND IV, L. P.

By:	DCM Investment Management IV, L. P.
its General Partner

By:	DCM International IV, Ltd.
its General Partner

By:	/s/ Ruby Lu
Ruby Lu, an authorized signatory

HARPER CAPITAL

By:	/s/ Steven Xi
Name:	Steven Xi
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT TO SERIES B PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

GROUP COMPANIES:

THINKPLUS INVESTMENTS LIMITED

By:	/s/ Chen Shuning
Name:
Title:

WORKSOFT CREATIVE SOFTWARE TECHNOLOGY LTD.

By:	/s/ Chen Shuning
Name:
Title:

WORKSOFT CREATIVE SOFTWARE TECHNOLOGY CO., LTD.

By:	/s/ Chen Shuning
Name:
Title:

WORKSOFT CREATIVE SOFTWARE TECHNOLOGY, INC.

By:	/s/ Chen Shuning
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO SERIES B PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

FOUNDERS:

/s/ Chen Shuning
Chen Shuning

/s/ David Lifeng Chen
David Lifeng Chen

FOUNDER ENTITY AND ORDINARY SHAREHOLDERS:

INNO GLOBAL TECHNOLOGY LIMITED

By:	/s/ Zhu Baoguo
Name:
Title:

BUTTON SOFTWARE LTD.

By:	/s/ Chen Shuning
Name:
Title:

SURES CORPORATION LIMITED

By:	/s/ Chen Jian
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO SERIES B PURCHASE AGREEMENT